UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

__________________________________________

SCHEDULE 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.       )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material pursuant to Rule 14a-12

LIVEXLIVE MEDIA, INC.

(Name of Registrant as Specified In Its Charter)

________________________________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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269 South Beverly Drive, Suite #1450
Beverly Hills, CA 90212

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 12, 2019

To the Stockholders of LiveXLive Media, Inc.:

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of LiveXLive Media, Inc., a Delaware corporation (the “Company”), will be held on Thursday, September 12, 2019, at 10:00 a.m. local time at Kimpton La Peer Hotel, 627 N La Peer Dr, West Hollywood, CA 90069, for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

1.      to elect the eight director nominees identified in the accompanying proxy statement to hold office until the 2020 Annual Meeting of Stockholders;

2.      to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020; and

3.      to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Pursuant to the Company’s Bylaws, the Company’s board of directors has fixed the close of business on July 24, 2019 (the “Record Date”) as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Holders of the Company’s common stock are entitled to vote at the Annual Meeting.

Thank you for your ongoing support and continued interest in the Company.

By Order of the Board of Directors,
/s/ Robert S. Ellin
Robert S. Ellin
Chairman and Chief Executive Officer
Beverly Hills, California
July 26, 2019

YOUR VOTE IS IMPORTANT!
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 12, 2019:

Our Proxy Statement is attached. The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and 2019 Annual Report may be accessed over the internet free of charge at https://xbrlfinancialwidget.com/default.aspx?CIKNum=1491419&view=All.

We are using Securities and Exchange Commission rules that allow us to make our proxy statement and related materials available on the internet. Accordingly, we are sending a “Notice of Internet Availability of Proxy Materials,” or Notice of Availability, to our stockholders of record instead of a paper proxy statement and annual report containing financial statements, unless paper copies have previously been requested. The rules provide us the opportunity to save money on the printing and mailing of our proxy materials and to reduce the impact of our Annual Meeting on the environment. We hope that you will view our Annual Meeting materials over the internet if possible and convenient for you. Instructions on how to access the proxy materials over the internet or to request a paper or email copy of our proxy materials can also be found in the notice you received.

Whether or not you expect to attend the Annual Meeting, please make sure you vote so that your shares will be represented at the Annual Meeting. Our stockholders can vote over the internet or by telephone as specified in the accompanying voting instructions or by completing and returning a proxy card. This will ensure the presence of a quorum at the Annual Meeting and save the expense and extra work of additional solicitation. Sending your proxy card will not prevent you from attending the Annual Meeting, revoking your proxy and voting your stock in person.

i

269 South Beverly Drive, Suite #1450
Beverly Hills, California 90212

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 12, 2019

The board of directors of LiveXLive Media, Inc., a Delaware corporation (“we,” “us,” “our,” LiveXLive” or “our Company”) solicits the enclosed proxy for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, September 12, 2019, at 10:00 a.m. local time at Kimpton La Peer Hotel, 627 N La Peer Dr, West Hollywood, CA 90069, and for any adjournment or postponement thereof. This proxy statement (this “Proxy Statement”) is being made available to stockholders on or about July 30, 2019.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

1.      Q:     Why did I receive a notice regarding the availability of proxy materials on the internet?

A:     Instead of mailing paper proxy materials, we sent a “Notice of Internet Availability of Proxy Materials” to our stockholders of record. We refer to that notice as the Notice of Availability. The Notice of Availability provides instructions on how to view our proxy materials over the internet, how to vote and how to request a paper or email copy of our proxy materials. This method of providing proxy materials is permitted under rules adopted by the U.S. Securities and Exchange Commission (the “SEC”). We hope that following this procedure will allow us to save money on the printing and mailing of those materials and to reduce the impact that our Annual Meeting has on the environment.

We intend to mail the Notice of Availability on or about July 30, 2019 to all of our stockholders of record entitled to vote at the Annual Meeting.

2.      Q:     What is the purpose of the Annual Meeting?

A:     At the Annual Meeting, our stockholders will act upon the matters outlined in this Proxy Statement, including:

•        election of the eight members of our board of directors, the director nominees being Robert S. Ellin, Jay Krigsman, Craig Foster, Tim Spengler, Jerome N. Gold, Ramin Arani, Patrick Wachsberger and Kenneth Solomon (Proposal No. 1); and

•        ratification of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2020 (Proposal No. 2).

Our management, certain members of our board of directors and representatives of BDO USA, LLP, our independent registered public accounting firm, will be present at the Annual Meeting to respond to appropriate questions from stockholders.

3.      Q:     Who is entitled to vote at the Annual Meeting?

A:     Only common stockholders as of the close of business on July 24, 2019 (the “Record Date”) are entitled to notice of and to vote at the Meeting. As of the Record Date, there were issued and outstanding and entitled to vote 52,599,609 shares of our common stock, $0.001 par value per share.

4.      Q:     What are the voting rights of the holders of our common stock?

A:     Each outstanding share of our common stock will be entitled to one vote on each of the proposals presented at the Annual Meeting.

5.      Q:     Which of my shares may I vote?

A:     All shares owned by you as of the close of business on the Record Date may be voted by you. These shares include shares that are (i) held directly in your name as the stockholder of record and (ii) held for you as the beneficial owner through a broker, bank or other nominee.

6.      Q:     Who can attend the Annual Meeting?

A:     All of our stockholders as of the Record Date may attend the Annual Meeting. Even if your shares are held in “street name,” as the beneficial owner of shares, you are invited to attend the Annual Meeting. However, if you wish to attend the Annual Meeting, please bring to the Annual Meeting your bank or brokerage statement or a letter from your nominee evidencing your beneficial ownership of our stock and a form of personal identification. We reserve the right to deny admission to anyone who cannot show valid identification or sufficient proof of share ownership as of the Record Date.

Please contact us at (310) 601-2500 or tenia@livexlive.com for directions to the Annual Meeting.

7.      Q:     Can I find out who the stockholders are?

A:     A list of stockholders as of the Record Date will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours for ten days prior to the Annual Meeting at the office of the Office Manager of the Company at the above address, and at the time and place of the Annual Meeting.

8.      Q:     What constitutes a quorum?

A:     Presence at the Annual Meeting, in person or by proxy, of the holders of a majority of our common stock outstanding on the Record Date will constitute a quorum, permitting the Annual Meeting to proceed and business to be conducted. Abstentions and broker non-votes are included in the calculation of the number of shares considered to be present at the Annual Meeting. At the close of business on the Record Date, we had 52,599,609 shares of our common stock issued and outstanding and entitled to vote.

9.      Q:     What is the difference between holding shares as a “record holder” versus a “beneficial owner”?

A:     Some of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

Record holders — If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are, with respect to those shares, the stockholder of record or “record holder.” As the record holder, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed or sent a proxy card for you to use. You may also vote by mail, over the internet or by telephone, as described below under the heading “Voting — How do I vote?”

Beneficial owners — If your shares are held in a brokerage account or bank or by another nominee, you are, with respect to those shares, the “beneficial owner” of shares held in “street name.” As the beneficial owner, you have the right to direct your nominee on how to vote or to vote in person at the Annual Meeting.

However, since you are not a record holder, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from your nominee (who is the record holder), giving you the right to vote the shares. If you do not wish to vote in person, you may vote by mail, over the internet or by telephone, as described below under the heading “Voting — How can I vote?”

10.    Q:     How do I vote?

A:     If you are a registered stockholder of common stock on the Record Date, meaning that you hold your shares in certificate form or through an account with our transfer agent, VStock Transfer, LLC, and you wish to vote prior to the Annual Meeting, you may vote over the Internet, by mail or in person at the Annual Meeting:

•        Over the Internet.    Go to the website of our tabulator, VStock Transfer, at www.vstocktransfer.com/proxy. Have your proxy card in hand when you access the website and follow the instructions to vote your shares. You must submit your Internet proxy before 11:59 p.m., Eastern Time, on September 11, 2019, the day prior to the Annual Meeting, for your proxy to be valid and your vote to count.

•        By Mail.    Complete and sign your proxy card and mail it to VStock Transfer, LLC, 18 Lafayette Place, Woodmere, NY 11598, in the postage prepaid envelope we provided. Computershare must receive the proxy card not later than September 11, 2019, the day before the Annual Meeting, for your proxy to be valid and your vote to count.

•        In Person at the Meeting.    You can vote in person by attending the Annual Meeting and delivering your completed proxy card in person or by completing a ballot, which we will provide to you at the meeting.

If on the Record Date your shares are held in street name, the proxy materials are being forwarded to you by or on behalf of your bank, broker or other nominee. If you received the proxy materials directly from Broadridge, follow the instructions above for stockholders of record. If you received the proxy materials from your bank, broker or other nominee, follow the instructions provided by your bank, broker or other nominee explaining how you can vote. If you would like to vote in person at the Annual Meeting, contact your bank, broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the Annual Meeting, along with a bank or brokerage statement or a letter from your nominee evidencing your beneficial ownership of our stock and a form of personal identification. A broker’s proxy is not the form of proxy enclosed with this Proxy Statement. You will not be able to vote shares you hold in street name in person at the Annual Meeting unless you have a proxy from your bank, broker or other nominee issued in your name giving you the right to vote your shares.

11.    Q:     What if I do not specify how my shares are to be voted?

A:     If you are the stockholder of record and you submit a proxy but do not provide any voting instructions, your shares will be voted in accordance with the recommendations of our board of directors. If you hold your shares in street name and do not instruct your bank or broker how to vote, it will nevertheless be entitled to vote your shares of common stock with respect to “routine” items but not with respect to “non-routine” items.

Please note that at the Annual Meeting, we believe that only the ratification of the appointment of our independent registered public accounting firm (Proposal No. 2) will be considered a “routine” matter. Under applicable rules, banks and brokers are permitted to vote the shares held in their name for the account of a beneficial holder for “routine” matters, even if such bank or broker does not receive instructions from the beneficial holder. We will refer to these votes cast by banks and brokers without instruction from the relevant beneficial holder as “Broker Discretionary Votes”. We believe that based on the policies of most banks and brokers, the majority of Broker Discretionary Votes will be cast in accordance with the recommendations of our board of directors, and therefore “FOR” Proposal No. 2.

We believe that the other proposal (Proposal No. 1) will be considered a “non-routine” item, and your broker will not have discretion to vote on this proposal. We will refer to these shares not voted by banks and brokers in absence of instructions from the relevant beneficial holder as “broker non-votes”.

It is therefore important that you provide instructions to your bank or broker so that your shares are voted accordingly.

12.    Q:     What is a broker non-vote?

A:     Generally, a broker non-vote occurs when shares held by a nominee for a beneficial owner are not voted with respect to a particular proposal because (i) the nominee has not received voting instructions from the beneficial owner with respect to such proposal (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions) and (ii) the nominee lacks discretionary voting power to vote such shares. Under the rules of The Nasdaq Capital Market (“Nasdaq”), a nominee does not have discretionary voting power with respect to “non-routine” matters or the election of directors. The ratification of the appointment of our independent registered public accounting firm (Proposal No. 2) is a routine matter and the other proposal is a non-routine matter.

If you are the beneficial owner of our common stock, your nominee will send you directions on how you can instruct them to vote.

13.    Q:     May I change my vote after I return my proxy?

A:     Yes. You may revoke your proxy and change your vote at any time before the proxy is exercised. Record holders may change their vote by:

•        a timely, valid, later-dated proxy;

•        a timely written notice of revocation submitted to our Office Manager at our principal executive offices at 269 South Beverly Drive, Suite #1450, Beverly Hills, CA 90212; or

•        attending the Annual Meeting and voting in person.

•        Beneficial owners may change their vote by complying with the instructions on their voting instruction cards.

You should be aware that simply attending the Annual Meeting will not in and of itself constitute a revocation of your proxy.

14.    Q:     How does the Company’s board of directors recommend that I vote?

A:     The Company’s board of directors recommends that you vote your shares:

•        FOR the election of each of the director nominees named in this Proxy Statement (Proposal No. 1);

•        FOR the ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2020 (Proposal No. 2).

15.    Q:     Vote Requirement — How many votes are required to approve each item?

Election of directors (Proposal No. 1) — If a quorum is present, a plurality of the votes cast shall be sufficient to elect directors (that is the nominees for our directors who receive the most votes will be elected). For purposes of electing directors, not voting or withholding your vote by voting “abstain” (or a direction to your broker, bank or other nominee to withhold your vote, called a “broker non-vote”) is not counted as a vote cast, and therefore will have no effect on the outcome of the election of directors.

Other proposal (Proposal No. 2 and any other items properly brought before the Annual Meeting) — If a quorum is present, approval of each of this proposal and any other item properly brought before the Annual Meeting requires that the votes cast in favor of such action exceed the votes cast opposing such action. For purposes of these votes, abstentions or not voting on a matter will not be counted as either votes cast for or against this proposal and therefore will not count in determining the approval of this proposal. Broker non-votes will have no effect on the outcome of this proposal.

The results of Proposal No. 2, is not binding on our board of directors.

16.    Q:     What happens if a nominee is unable to stand for election?

A:     If a nominee is unable to stand for election, the board of directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have voted “Withhold” with respect to the original nominee.

17.    Q:     Vote Count — How are votes counted?

A:     Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for each proposal votes “For,” “Against,” abstentions and broker non-votes.

18.    Q:     Voting Results — Where can I find the voting results of the Annual Meeting?

A:     We will publish the final voting results of the Annual Meeting in a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

19.    Q:     What should I do if I receive more than one set of voting materials?

A:     You may receive more than one set of voting materials, including multiple copies of the Notice of Availability, this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account. If you are a record holder and your shares are registered in more than one name, you will receive more than one Notice of Availability or proxy card. If you receive multiple sets of voting materials, please vote each Notice of Availability, proxy card and voting instruction card that you receive.

20.    Q:     Who will pay the costs of soliciting these proxies?

A:     Proxies will be solicited initially by mail. Further solicitation may be made in person or by telephone, email or facsimile by members of our management. We will bear the expense of preparing, printing and mailing this Proxy Statement and accompanying materials to our stockholders. Upon request, we will reimburse brokers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of our common stock.

21.    Q:     What happens if additional matters are presented at the Annual Meeting?

A:     Other than the two proposals described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Robert S. Ellin, our Chairman and Chief Executive Officer, and Michael Zemetra, our Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

22.    Q:     Who can help answer my questions?

A:     If you have any questions about our proxy materials or the Annual Meeting, you can contact our Office Manager at:

LiveXLive Media, Inc.
269 South Beverly Drive, Suite #1450
Beverly Hills, CA 90212
Attention: Office Manager
(310) 601-2500

****

CORPORATE GOVERNANCE

We have adopted a Code of Ethics for our directors, officers and employees, which, in conjunction with our Certificate of Incorporation, Bylaws and board of directors’ committee charters, form our framework for governance. All of these documents are publicly available on our investor relations/corporate governance website at http://ir.livexlive.com/ir-home or may be obtained upon written request to:

LiveXLive Media, Inc.
269 South Beverly Drive, Suite #1450
Beverly Hills, CA 90212
Attention: Office Manager

Governance Highlights

We are committed to maintaining high standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well and maintaining our integrity in the marketplace. Some of the highlights of our corporate governance include:

What We Do:

•        6 of 8 directors are independent

•        Annual election of all members of our board of directors (see Proposal No. 1)

•        Annual advisory vote to ratify independent auditor (see Proposal No. 2)

•        Restrictive stock ownership and insider trading guidelines

•        Regular board of directors self-assessments at both individual and committee levels

•        Board of directors committee members are all independent

What We Don’t Do:

•        No repricing of underwater stock options without stockholder approval

•        No hedging of Company securities per Company policy

•        No pledging of Company securities without preapproval per Company policy

Director Independence

Our board of directors currently consists of eight directors, six of whom are independent (as determined by our board of directors), one of whom serves as our Chairman and Chief Executive Officer and one of whom serves as our Chief Strategy Officer. Our board of directors has reviewed the independence of our directors and has determined that each of Messrs. Foster, Krigsman, Spengler, Arani, Wachsberger and Solomon qualifies as an independent director pursuant to Rule 5605(a)(2) of Nasdaq and applicable SEC rules and regulations. In making this determination, our board of directors considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence.

Board Composition and Director Qualifications

Our Nominating Committee periodically assesses the appropriate size and composition of our board of directors, taking into account our specific needs. The committee utilizes various methods for identifying and evaluating candidates for director. Candidates may come to the attention of the committee through recommendations of directors, management, stockholders and professional search firms. Generally, the committee seeks members with diverse backgrounds and viewpoints which contribute to the board of directors’ broad spectrum of experience and expertise, and who have a reputation of integrity.

Rather than being bound by one-size-fits-all policies regarding the composition of the board of directors, the Nominating Committee instead seeks to make individual, facts-specific determinations. We believe that our Company requires specialized experience and expertise in its leaders due to the uniqueness of its business and industry. Commencing with our 2020 fiscal year, the Nominating Committee will annually assess the appropriateness of the size of our board of directors, the skill set mix of each director, and the performance of each director when reviewing the annual board self-assessments, where each director will have the opportunity to provide comprehensive feedback on himself/herself, his/her peers and the board as a whole. Two of the current members of our board of directors have been our directors since 2011 and 2012 respectively, and the other six director nominees named in this Proxy Statement joined us in 2017, 2018 and 2019, reflecting our evolving and expanding business and leadership needs. The Nominating Committee does not mandate an age or length of service at which a director must resign, and instead focuses on whether each director continues to provide value to the company and its stockholders. The Nominating Committee has committed itself to carefully considering diversity when evaluating future director candidates, giving strong consideration to candidates that would contribute to the board’s gender, ethnic and other diversity.

At a minimum, directors should:

•        have experience in positions with a high degree of responsibility;

•        demonstrate strong leadership skills;

•        have the time, energy, interest and willingness to serve as a director; and

•        contribute to the mix of skills, core competencies and qualifications of the board of directors and management.

In addition to recommendations from directors, management and professional search firms, the Nominating Committee will consider director candidates properly submitted by our stockholders. Stockholder recommendations should be sent to the Office Manager at our principal executive offices. The Nominating Committee will review all potential director nominees in the same manner, regardless of the source of the recommendation, in accordance with its charter.

Our Nominating Committee currently consists of Messrs. Foster, Krigsman and Spengler, with Mr. Foster serving as the chairman.

Board Leadership Structure

Currently, the office of Chairman of our board of directors and Chief Executive Officer are held by Robert S. Ellin. Due to our size and early stage of operations, we believe it is currently most effective to have the Chairman of the board of directors and Chief Executive Officer positions be held by the same individual. Under our Bylaws, the Chairman of the board of directors is responsible for coordinating the board of directors’ activities, including the scheduling of meetings and the determination of relevant agenda items.

Risk Oversight and Compensation Risk Assessment

Our board of directors oversees a company-wide approach to risk management. Our board of directors determines the appropriate risk level for us generally, assesses the specific risks faced by us and reviews the steps taken by our management to manage those risks. While our board of directors has ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas.

Specifically, our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers. Our Audit Committee oversees management of enterprise risks and financial risks, as well as potential conflicts of interests. Our board of directors is responsible for overseeing the management of risks associated with the independence of our board of directors.

Our management also reviews and reports on potential areas of risk at the request of the Audit Committee or other members of the board of directors.

We believe that our compensation policies and practices do not create inappropriate or unintended significant risk to our Company as a whole. We also believe that our incentive compensation arrangements provide incentives that do not encourage risk-taking beyond our ability to effectively identify and manage significant risks, are compatible with effective internal controls and our risk management practices and are supported by the oversight and administration of the Compensation Committee with regard to executive compensation programs.

Code of Ethics

We have adopted a Code of Ethics applicable to all of our directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer and Controller, which is a “code of ethics” as defined by applicable SEC rules. The purpose and role of this code is to, among other things, focus our directors, officers and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct and to help enhance and formalize our culture of integrity, honesty and accountability. If we make any amendments to this code, other than technical, administrative or other non-substantive amendments, or grant any waivers, including implicit waivers, from any provision of this code that applies to our Chief Executive Officer, Chief Financial Officer or Controller, or persons performing similar functions, and that relates to an element of the SEC’s “code of ethics” definition, then we will disclose the nature of the amendment or waiver in the “Corporate Governance” section of our investor relations/corporate governance website http://ir.livexlive.com/ir-home.

Policy Regarding Attendance at Annual Meetings of Stockholders

We do not have a policy with regard to board members’ attendance at annual meetings. We expect that our Chairman and one or more of the other directors will attend our Annual Meeting.

Stockholder Communications

Stockholders and other interested parties may communicate with the board of directors, any committee thereof, the independent or non-management directors as a group or any individual director in writing. All such written communications must identify the recipient and be forwarded by mail to:

LiveXLive Media, Inc.
269 South Beverly Drive, Suite #1450
Beverly Hills, CA 90212
Attention: Office Manager

The Office Manager will act as agent for the directors in facilitating such communications. In that capacity, the Office Manager may review, sort and summarize the communications.

Complaints about accounting, internal accounting controls or auditing matters may be made by utilizing our Business Integrity web-reporting tool, which we are in the process of implementing.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Director Nominees

Our board of directors is soliciting approval of the following director nominees:

•        Robert S. Ellin

•        Jay Krigsman

•        Craig Foster

•        Tim Spengler

•        Jerome N. Gold

•        Ramin Arani

•        Patrick Wachsberger

•        Kenneth Solomon

As we elect all members of our board of directors annually, the eight nominees will serve for a one-year term expiring on the date of our 2020 Annual Meeting of Stockholders or until their successors are elected or their earlier resignation or removal. All of the director nominees are current members of the board of directors and are standing for re-election.

Each of the director nominees has indicated a willingness to serve, or continue to serve, as a director if elected. If any director nominee becomes unable to serve, the board of directors may designate a substitute nominee, in which case the designated proxy holders, Mr. Ellin and Mr. Zemetra, will vote for such substitute nominee.

Vote Required

A plurality of votes cast will be required to elect each director nominee (that is the nominees for our directors who receive the most votes will be elected). For purposes of electing directors, not voting, withholding your vote by voting “abstain” or a broker non-vote is not counted as a vote cast, and therefore will have no effect on the outcome of the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
EACH NAMED DIRECTOR NOMINEE.

General Information About the Board of Directors

Our Bylaws provide that our business and affairs will be managed by, or under the direction of, our board of directors. Set forth below is biographical information for the director nominees as of the date of this Proxy Statement, and the qualifications that led our board of directors to conclude that each should serve as a director.

Robert S. Ellin

•        Age:    54

•        Professional Background:    Mr. Ellin has served as our Chairman (or Executive Chairman prior to September 1, 2017) of our board of directors since September 2011 and as our Chief Executive Officer (or President prior to September 1, 2017) since September 2011. On September 2, 2017, our board of directors changed Mr. Ellin’s title from President to Chief Executive Officer. Mr. Ellin formerly served as our Chief Executive Officer from September 9, 2011 to April 30, 2014 and as our Chief Financial Officer from April 26, 2012 until September 30, 2013. Mr. Ellin has more than 20 years of investment and turnaround experience. He is Managing Director and Portfolio Manager of Trinad Capital. Trinad Capital is our principal stockholder and a hedge fund dedicated to investing in micro-cap public companies. Mr. Ellin was a founder, and served as a member of the board of directors from February 2005 to September 2013, and as Executive Chairman of the board of directors, of Mandalay Digital Group, Inc. (MNDL) from December 2011 to April 2013. He has also served on the Board of Governors at Cedars-Sinai Hospital in Los Angeles, California since March 2007. Prior to joining Trinad Capital, Mr. Ellin was the founder and President of Atlantis Equities, Inc. (“Atlantis”), a private investment company. Founded in 1990, Atlantis actively managed an investment portfolio of small capitalization public companies as well as select private company investments. Mr. Ellin played an active role in Atlantis investee companies including board representation, management selection, corporate finance and other advisory services. Through Atlantis and related companies, he spearheaded investments into THQ, Inc., Grand Toys, Forward Industries, Inc. (FORD), Majesco Entertainment (COOL) and iWon.com. Mr. Ellin also completed a leveraged buyout of S&S Industries, Inc. where he served as President from 1996 to 1998. S&S Industries was one of the largest manufacturers in the world of underwires which had strong partnerships with leading companies including Bally’s, Maidenform, and Sara Lee. Prior to founding Atlantis Equities, Mr. Ellin worked in Institutional Sales at LF Rothschild and was Manager of Retail Operations at Lombard Securities. Mr. Ellin received his BBA degree from Pace University.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Ellin is well-qualified to serve on our board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, him being the Managing Director and Portfolio Manager of Trinad Capital, our controlling stockholder, and his extensive business, investment, finance and public company experience, particularly in investing in micro-cap public companies.

Jay Krigsman

•        Age:    54

•        Professional Background:    Mr. Krigsman has served as a director of our Company since April 26, 2012. Mr. Krigsman has been the Executive Vice President and Asset Manager of The Krausz Companies since 1992, where he assists in property acquisitions, oversees the company’s property management team and is responsible for developing and implementing strategic leasing programs. Prior to joining The Krausz Companies, Mr. Krigsman had the senior leasing responsibilities for Birtcher Development Co. Mr. Krigsman holds a Certified Commercial Investment Member designation from the CCIM Institute, a Sr. Certified Leasing Specialist designation from the International Council of Shopping Centers and holds a California Real Estate Broker’s License. Mr. Krigsman currently serves on the board of directors of Trinad Capital, our principal stockholder. Mr. Krigsman received a BA in Business Administration from the University of Maryland.

•        Board Membership Qualifications: Our board of directors has concluded that Mr. Krigsman is well-qualified to serve on our board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, his professional background and experience in acquisitions and management and him being the Executive Vice President and Asset Manager of The Krausz Companies for over 20 years.

Craig Foster

•        Age:    48

•        Professional Background:    Mr. Foster has served as a director of our Company since July 7, 2017. Mr. Foster previously served as the Chief Financial Officer and Chief Accounting Officer of Amobee, Inc., a digital advertising platform, from April 2015 until May 2017. From February 2013 until April 2015, Mr. Foster served as Chief Financial Officer and Chief Accounting Officer of Ubiquiti Networks, Inc., a publicly-traded networking and communications company. From June 2012 to February 2013, Mr. Foster served as Director in the technology infrastructure and software group of Credit Suisse Securities (USA) LLC, an investment bank. From August 2007 to June 2012, Mr. Foster served as an Executive Director and co-head of the software group of UBS Securities LLC, an investment bank. Mr. Foster has also held various management positions at RBC Capital Markets, an investment bank, Loudcloud, a software and services platform, PricewaterhouseCoopers, a public accounting firm and Deloitte, a public accounting firm. Mr. Foster holds an M.B.A. in Finance from the Wharton School of Business and a B.A. in Economics from the University of California, San Diego.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Foster is well-qualified to serve on our board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, his experience in technology and software for over 10 years.

Tim Spengler

•        Age:    55

•        Professional Background:    Mr. Spengler has served as a director of our Company since September 27, 2017. Mr. Spengler has more than 25 years of experience working directly with marketers to drive business results through innovative approaches to media. From July 2016 until June 2017, he served as President and Chief Revenue Officer of Simulmedia, an advertising technology firm. From October 2015 through June 2016, Mr. Spengler served as Chief Executive Officer of FUISZ Video, an interactive digital video company. From November 2013 through October 2014, Mr. Spengler served as President/Content Marketing and Revenue Strategy for iHeartMedia, a leading media company delivering music, news and talk content across multiple platforms. Mr. Spengler served as a senior executive at IPG for nearly two decades, holding positions of increasing responsibility, including President, North America for Initiative from 2008 to 2012 and Worldwide Chief Executive Officer for MAGNA GLOBAL from 2012 to 2013. Mr. Spengler currently sits on the Board of Directors for the Hollywood Radio & Television Society and National Association of Television Program Executives. He is also on the advisory board of emerging media companies, including Influential Social and IgnitionOne. Mr. Spengler received a B.A. in Political Science from Washington University in St Louis, Missouri.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Spengler is well-qualified to serve on our board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, his experience in marketing and television for over 20 years.

Jerome N. Gold

•        Age:    73

•        Professional Background:    Mr. Gold has served as our Chief Strategy Officer and Executive Vice President since April 2018 and from April 2017 to April 2018, Mr. Gold served as our Chief Financial Officer and Executive Vice President. Mr. Gold has been serving as a member of our board of directors since April 16, 2018. From October 2015 to April 2017, Mr. Gold was Managing Director at Pacific Capital Partners LLC, an investment firm arranging debt and equity financing for real estate, technology and entertainment ventures. From July 2013 to April 2017, Mr. Gold served as Chief Executive Officer of Biometrics Technology International Inc., a start-up company which he co-founded, that developed patented authentication and security technology to replace passwords using facial, voice, fingerprint and signature recognition to control access to valuable and confidential information. From July 2011 to June 2013, Mr. Gold served as Chief Executive Officer of Bonded Services, one of the leading providers of asset management services for the media and entertainment market. Mr. Gold has been a music and entertainment executive for the past 37 years, including serving as the Executive Vice President and Chief Financial Officer of Warner Music Group for nearly a decade. In addition to his responsibilities as Warner Music’s Chief Financial Officer, he extended his focus to strategic planning, mergers and acquisitions and joint ventures. Mr. Gold also managed Warner Music’s investment in Columbia House, a direct marketing joint venture with Sony Music, and was a member of the board of directors. Mr. Gold was also a partner at Ernst & Young for 12 years and led the firm’s media and entertainment practice where he was responsible for clients like Time Warner, PolyGram, Boston Ventures and Silver Screen Partners. Mr. Gold received his BBA in Business Administration from Baruch College and passed the Certified Public Accountant exam.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Gold is well-qualified to serve on our board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, his professional chief financial officer background and experience, including having been a music and entertainment executive for the past 37 years, including serving as the Executive Vice President and Chief Financial Officer of Warner Music Group for nearly a decade, extensive strategic planning, mergers and acquisitions and joint ventures experience, and deep familiarity with our Company.

Ramin Arani

•        Age:    49

•        Professional Background:    Mr Arani has been serving as a member of our board of directors since January 14, 2019. Mr. Arani was the portfolio manager at Fidelity Management & Research Company (“FMR Co”), the investment adviser for Fidelity’s family of mutual funds, until his retirement at the end of 2018. FMR Co is a wholly owned subsidiary of FMR LLC, which is a greater than 5% stockholder of our Company and acquired its position as part of our public offering completed in December 2017. Fidelity Investments is a leading provider of investment management, retirement planning, portfolio guidance, brokerage, benefits outsourcing, and other financial products and services to more than 20 million individuals, institutions and financial intermediaries. In his portfolio manager role, he served as the lead manager of the Fidelity Puritan Fund. Prior to assuming his lead responsibilities in 2008, Mr. Arani co-managed Fidelity Puritan Fund from 2007 to 2008. Previously, he managed the equity portion of Fidelity Asset Manager Portfolio from 2005 to 2006, Fidelity Trend Fund from 2000 to 2007 and Select Health Care Portfolio from 1999 to 2000. Mr. Arani has held various other roles within FMR Co’s Equity Research group, including that of analyst covering the health care industry from 1999 to 2000, analyst covering the retail industry/portfolio manager of Select Retailing Portfolio from 1997 to 1999, and analyst covering defense electronics companies, then real estate investment trusts from 1992 to 1996. Before joining Fidelity in 1992, Mr. Arani was a research analyst intern at Josephthal & Co. in 1991. He has been in the investments industry since 1992. Mr. Arani earned his Bachelor of Arts degree in international relations from Tufts University. He also received the 1994, 1996 and 1998 Institutional Investor “Best of the Buyside” awards for his research work.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Arani is well-qualified to serve on our board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, his experience in the investment industry for over 25 years, including deep understanding of the capital markets.

Patrick Wachsberger

•        Age:    67

•        Professional Background:    Mr. Wachsberger has been serving as a member of our board of directors since January 25, 2019. Mr. Wachsberger currently serves as the founder and manager of Picture Perfect Entertainment LLC, a film and television production and distribution studio he founded in 2018. Prior to that, Mr. Wachsberger was serving as Co-Chairman of Lionsgate Films (Lionsgate Motion Picture Group), an American film production and film distribution studio (“Lionsgate”), joining in January 2012 when Lionsgate acquired Summit Entertainment, which he helped launch in 1993. Mr. Wachsberger has risen to become one of the leading international film executives in the world during his 30-year motion picture industry career. As Co-Chairman at Lionsgate, Mr. Wachsberger oversaw all aspects of Lionsgate’s feature film acquisition, production and distribution and was responsible for leading its motion picture business around the world. During his tenure, Lionsgate’s feature film slate generated nearly $10 billion at the global box office over the past five years, led by the critically-acclaimed breakout sensation Wonder, the global box office phenomenon La La Land, winner of six Academy Awards ®, double Oscar® winner Hacksaw Ridge, and the blockbuster Hunger Games, John Wick, and Now You See Me franchises. Other recent hits include The Hitman’s Bodyguard, The Big Sick (in partnership with Amazon Studios) and The Shack. Under Mr. Wachsberger’s leadership, Lionsgate built a global distribution infrastructure encompassing nearly 20 output deals in major territories, including the successful 50/50 joint venture of International Distribution Company in Latin America and Lionsgate’s successful self-distribution operations in the U.K. Lionsgate, while also continuing to grow its film business in China and India. Mr. Wachsberger was awarded in 2017 the prestigious honor of Chevalier des Arts et des Lettres (Knight in the Order of Arts and Letters), received CineEurope’s International Distributor of the Year award in 2018 and was named as a “Game Changer” at the 2016 Zurich Film Festival.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Wachsberger is well-qualified to serve on the board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, his extensive experience and leadership in the media and entertainment industry, including with respect to the acquisition, production, growth and distribution of various entertainment assets.

Kenneth Solomon

•        Age:    56

•        Professional Background:    Mr. Solomon has been serving as a member of our board of directors since May 24, 2019. Mr. Wachsberger currently serves as the Chairman of the Board and CEO of The Tennis Channel, Inc., which operates a professional sports and tennis lifestyle-based television channel. Mr. Solomon is also a Partner of Arcadia Investment Partners, a private investment firm, serves as the Chairman of Ovation TV, Inc., and since 2008 has been serving as a director of World Golf Tour, Inc. Previously Mr. Solomon served as Founding President of Fine Living Network, LLC (also known as Fine Living TV Network) (formerly Fine Living Cable Network). He led the network from concept through launch in just over three years and ultimately to 25 million subscribers and agreements with distributors representing 73% of the cable and satellite universe. Prior to launching Fine Living, he served as founding president of iBlast. Mr. Solomon was responsible for building the nation’s largest and farthest-reaching digital distribution network, with 18 major broadcast groups comprising 246 individual television stations, covering 93% of U.S. television households. He served as President of Universal Studios Television (also Studios USA Television) where he oversaw worldwide program and asset development and distribution activities for primetime network, cable, syndication, and made-for-television movies. Mr. Solomon also served as Co-head of DreamWorks Television, where he worked with the new studio’s legendary founders to help create and develop its worldwide television operations. He also has held senior positions at News Corp., including Executive Vice President of network distribution of Fox Broadcasting through its transitional ascending period where he was responsible for all network affiliate relations, as well as leading the network’s successful conversion of dozens of CBS, ABC and NBC affiliates to Fox, and launching the NFL and NHL franchises. He also served as Executive Vice President and General Sales Manager of Twentieth Century Fox Domestic Television. Mr. Solomon was integrally involved in the formative development, sale and launch of FX cable network, News Corp.’s first venture into basic cable. He held key leadership positions at a number of preeminent media and television companies. Mr. Solomon has more than 20 years of experience in cable, new media, TV production, distribution, and advertising through top posts at Universal Television, DreamWorks, News Corp. and Scripps. Mr. Solomon captured the Emmy award for best drama with “Law & Order” and pioneered the licensing of an original series across multiple network platforms with “Law & Order: Special Victims Unit” to NBC and USA Network. Mr. Solomon received his Bachelor of Arts degree in Sociology from UCLA. Mr. Solomon has been honored as “Humanitarian of the Year” by H.E.L.P. Group.

•        Board Membership Qualifications:    Our board of directors has concluded that Mr. Solomon is well-qualified to serve on the board of directors and has the requisite qualifications, skills and perspectives based on, among other factors, his extensive experience and leadership in the media and entertainment industry, including entertainment asset development and distribution.

Board Meetings

Our board of directors both met in person and acted by unanimous written consent during our fiscal year ended March 31, 2019. Our board of directors met four times in person during the 2019 fiscal year, with all incumbent directors (who were on the board of directors during such fiscal year) attending more than 75% of the aggregate of the meetings of the board of directors and of board committees on which they served, except that Mr. Wachsberger could not attend one meeting of the Compensation Committee for personal reasons. We intend to adopt a formal policy on director attendance at annual meetings of stockholders, which will state that each director is strongly encouraged to attend such meetings, whether by phone or in person, unless attendance is precluded by health or other significant personal matters. We held our 2018 annual meeting of stockholders on November 29, 2018.

The board of directors has informally designated Mr. Foster to preside over executive sessions of the non-management directors.

Board Committees

The board of directors has three standing committees: the Audit Committee, the Nominating Committee and the Compensation Committee, each of which is described below. Each committee operates under a written charter adopted by the board of directors. All of the committee charters are publicly available in the “Corporate Governance” section of our investor relations/corporate governance website at http://ir.livexlive.com/ir-home or may be obtained upon written request to our Office Manager at our principal executive offices.

Committee members are elected by our board of directors, upon the Nominating Committee’s recommendations, and serve until their successors are elected or their earlier resignation or removal.

The current composition of the board of directors’ committees is as follows:

Name	Audit Committee	Nominating Committee	Compensation Committee
Robert S. Ellin
Jay Krigsman	☒	☒	☒(Chair)
Craig Foster	☒(Chair)	☒(Chair)	☒
Tim Spengler	☒	☒	☒
Jerome N. Gold
Patrick Wachsberger			☒
Ramin Arani	☒
Kenneth Solomon	☒		☒

Audit Committee

During our fiscal year ended March 31, 2019, the Audit Committee consisted of Messrs. Krigsman, Foster, Spengler and Arani. The Audit Committee currently consists of Messrs. Krigsman, Foster, Spengler, Arani and Solomon. The board of directors has determined that all four of the current members of the Audit Committee are independent, pursuant to Rule 5605(a)(2) of Nasdaq and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our board of directors has also determined that each Audit Committee member is financially literate and that Mr. Foster qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. The Audit Committee met six times in person during our 2019 fiscal year.

As set forth in more detail in the Audit Committee Charter, the Audit Committee’s purpose is to assist the board of directors in its general oversight of the quality and integrity of our accounting, auditing and financial reporting and internal control practices. The specific responsibilities of the Audit Committee include:

•        appointing, compensating, retaining, evaluating, terminating, and overseeing our independent registered public accounting firm;

•        discussing with our independent registered public accounting firm the independence of its members from its management;

•        reviewing with our independent registered public accounting firm the scope and results of their audit;

•        approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•        overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

•        reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls, and compliance with legal and regulatory requirements;

•        coordinating the oversight by our board of directors of our code of business conduct and our disclosure controls and procedures;

•        establishing procedures for the confidential and/or anonymous submission of concerns regarding accounting, internal controls or auditing matters; and

•        reviewing and approving related-person transactions.

Audit Committee meetings are attended by our Chief Executive Officer and/or Chief Financial Officer, from time to time, and other members of management, as requested by the committee. For additional information concerning the Audit Committee, see “Report of the Audit Committee of the Board of Directors” included in this Proxy Statement.

Nominating Committee

During our fiscal year ended March 31, 2019, the Nominating Committee consisted and currently consists of Messrs. Krigsman, Foster and Spengler. The board of directors has determined that all members of the Nominating Committee are independent pursuant to Rule 5605(a)(2) of Nasdaq. During our 2019 fiscal year, our Nominating Committee acted solely by unanimous written consent. The specific responsibilities of the Nominating Committee include:

•        identifying, screening and recruiting qualified individuals to become board members;

•        proposing nominations for the board of directors and board committee membership;

•        assessing the composition of the board of directors and board committees;

•        overseeing the performance of the board of directors; and

•        complying with all other responsibilities and duties set forth in the Nominating Committee Charter.

Compensation Committee

During our fiscal year ended March 31, 2019, the Compensation Committee consisted of Messrs. Krigsman, Foster, Spengler and Wachsberger. The Compensation Committee currently consists of Messrs. Krigsman, Foster, Spengler, Wachsberger and Solomon. The board of directors has determined that all members of the Compensation Committee are independent pursuant to Rule 5605(a)(2) of Nasdaq. The Compensation Committee met three times in person during our 2019 fiscal year. The specific responsibilities of the Compensation Committee include:

•        reviewing key employee compensation goals, policies, plans and programs;

•        reviewing and approving the compensation of our directors and executive officers;

•        reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and

•        appointing and overseeing any compensation consultants or advisors.

Compensation Committee meetings are attended by our Chief Executive Officer and/or Chief Financial Officer, from time to time, and other members of management, as requested by the committee.

DIRECTOR COMPENSATION

Only our independent board members have received compensation for their services as a director. Current director compensation consists of an annual grant of between $90,000 and $120,000 worth of restricted stock units (or pro-rata for service less than one year) to each director, depending on committee membership and responsibilities, based on the fair market value of our stock on the date of the grant approval date, which restricted units vest on August 16, 2019 for Messrs. Krigsman, Foster and Spengler and on November 29, 2019 for Messrs. Arani, Wachsberger and Solomon, provided that such director continues to serve as our director on the vesting date. In addition, during 2018 fiscal year, we granted 25,000 stock options to each Messrs. Krigsman, Foster and Spengler, which options vest annually over a period of two years with one-half of the options vesting on the first anniversary date of the date of the grant and the remainder of the options vesting on the second anniversary date of the date of grant, provided that such director continues to serve as our director on each vesting date. At the direction of the Compensation Committee of our board of directors, we are currently undertaking a process to formerly review, on a periodic basis, our board of directors’ compensation, including but not limited to pay for (i) each of our non-employee directors in cash, (ii) each member of the Audit Committee, Compensation Committee and Nominating Committee additional annual cash amounts, and (iii) the Chairpersons of the Audit Committee, Compensation Committee and Nominating Committee additional cash amounts. This process includes retaining an expert compensation consulting firm to benchmark director compensation and provide recommendations around near and long-term compensation for our board. We expect to conclude this board of director compensation review as early as our 2020 fiscal year. Currently, no additional per-meeting fees apply under the plan. Subject to such compensation review, we may also grant to each non-employee director restricted stock units, shares of our common stock and/or stock options to purchase shares of our common stock (i) upon such non-employee director’s appointment to the board of directors (prorated for the period from the director’s appointment through the anticipated date of our next annual meeting of stockholders), and (ii) on an annual basis thereafter. We may also grant additional discretionary stock-based awards to our non-employee directors, and subject to our director compensation review and board’s approval, these directors may have the option of electing to receive their cash fees in the form of shares of our common stock. Only non-employee directors are currently eligible to receive compensation for their services as a director. Accordingly, Mr. Ellin, our Chief Executive Officer and Chairman, and Mr. Gold, our Chief Strategy Officer and Executive Vice President, did not receive any separate director compensation during the 2019 fiscal year.

2019 Director Compensation Table

The following table shows compensation paid to the members of our board of directors for the fiscal year ended March 31, 2019.

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)		Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Jay Krigsman	—	113,608	(2)	—	—	—	—	113,608
Craig Foster	—	118,547	(2)	—	—	—	—	118,547
Tim Spengler	—	103,729	(2)	—	—	—	—	103,729
Robert Ellin	—	—	(3)	—	—	—	—	—
Jerome N. Gold	—	—	(3)	—	—	—	—	—
Ramin Arani	—	112,660	(2)	—	—	—	—	112,660
Patrick Wachsberger	—	103,709	(2)	—	—	—	—	103,709
Kenneth Solomon	—	—	(4)	—	—	—	—	—

____________

(1)      Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the amounts are discussed in Note 2 — Summary of Significant Accounting Policies — “Stock-Based Compensation” of our financial statements for the year ended March 31, 2019 included elsewhere in our 2019 Annual Report on Form 10-K.

(2)      On December 27, 2018, our board of directors approved a grant to each of our non-employee directors restricted stock units worth between $100,000 and $120,000 depending on committee membership and responsibilities in lieu of director fees for the fiscal year ended March 31, 2019. The restricted stock units shall vest on August 16, 2019 or November 29, 2019 depending on the applicable director; provided that on such vesting date such person continues to serve as a director of our Company. Each restricted stock unit represents a contingent right to receive one share of our common stock or the cash value thereof.

(3)      Employee directors do not receive any additional compensation for their services on our board of directors.

(4)      Mr. Solomon was appointed to our board of directors during the 2020 fiscal year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our capital stock by:

•        each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•        each of our directors;

•        each of our Named Executive Officers (as defined below);

•        our other executive officers; and

•        all of our current executive officers and directors as a group.

The number of shares and percentages of beneficial ownership are based on 52,599,609 shares of our common stock outstanding as of July 24, 2019 (the Record Date).

The following table is based upon information supplied by to us by our officers, directors and certain principal stockholders. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock that the person has the right to acquire beneficial ownership within 60 days, including common stock issuable pursuant to the exercise of stock options or warrants and settlement of restricted stock units that are either immediately exercisable or issuable or exercisable or issuable on or before September 21, 2019, which is within 60 days of the Record Date. These shares are deemed to be outstanding and beneficially owned by the person holding those options, warrants or restricted stock units for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for each person or entity listed in the table is c/o LiveXLive Media, Inc., 269 South Beverly Drive, Suite #1450, Beverly Hills, CA 90212.

Name and address of beneficial owner	Amount of Common Stock Beneficially Owned and Nature of Beneficial Ownership(1)	Percentage of Class
5% or greater stockholders
Robert S. Ellin and his affiliates(1)	17,693,302	32.4%
FMR LLC(2)	4,110,233	7.8%
245 Summer Street, Boston, MA 02210
Rho Ventures VI, L.P.(3)	3,602,939	6.8%
152 W 57th Street, 23rd Floor, New York, NY 10019
Marvin Ellin(4)	3,336,564	6.3%
Sandor Capital Master Fund(5)	3,018,644	5.7%
2828 Routh St., Suite 500, Dallas, TX 75201

Name and address of beneficial owner	Amount of Common Stock Beneficially Owned and Nature of Beneficial Ownership(1)	Percentage of Class
Directors and Executive Officers
Robert S. Ellin(1)	17,693,302	32.4%
Dermot McCormack(6)	7,170	—
Mike Bebel(7)	206,815	*
Michael Zemetra(8)	329,167	*
Jerome N. Gold(9)	646,666	1.2%
Douglas Schaer(10)	258,334	*
Blake Indursky(11)	316,667	*
Craig Foster(12)(13)	36,664	—
Jay Krigsman(12)(13)(14)	965,884	1.8%
Tim Spengler(12)(13)	100,293	*
Ramin Arani(13)	—	*
Patrick Wachsberger(13)	—	*
Kenneth Solomon(13)	—	*
All current directors and executive officers as a group (13 persons)(15)(16)	20,560,943	36.7%

____________

*        Represents beneficial ownership of less than one percent.

(1)      Includes (i) 6,792,352 shares of our common stock owned by Trinad Capital Master Fund Ltd. (“Trinad Capital”), as Mr. Ellin, the Managing Director and Portfolio Manager of Trinad Capital, is deemed to have sole voting and dispositive power over such shares, (ii) 716,216 shares of our common stock owned by Trinad Capital Management LLC (“Trinad LLC”), as Mr. Ellin, the Managing Member of Trinad LLC, is deemed to have sole voting and dispositive power over such shares; (iii) 6,814,210 shares of our common stock owned by JJAT Corp., an entity owned by Mr. Ellin, as Mr. Ellin is deemed to have sole voting and dispositive power over such shares; (iv) 1,213,209 shares of common stock owned by the Robert Ellin Profit Sharing Plan (the “Profit Sharing Plan”), as the Reporting Person, the trustee of the Profit Sharing Plan, is deemed to have sole voting and dispositive power over such shares; (v) approximately 1,641,015 shares of our common stock issuable upon conversion of the convertible notes held by Trinad Capital (assuming conversion as of July 24, 2019), which Trinad Capital has the right to convert as a result of the consummation of the Public Offering at a conversion price of $3.00 per share, and (vi) 388,889 stock options that would vest as of September 21, 2019 (as more fully discussed below). Accordingly, securities owned by these entities may be regarded as being beneficially owned by Mr. Ellin. Mr. Ellin disclaims beneficial ownership in the shares held by Trinad LLC, Trinad Capital and the Profit Sharing Plan. Does not include (x) 4,486,962 shares of our common stock held by a family trust and family foundation as to which Mr. Ellin does not exercise voting or dispositive power, and (y) certain options to purchase shares of our common stock granted to Mr. Ellin on September 7, 2017 pursuant to his employment agreement, of which 666,667 options vest in equal 1/12th increments every three months over the three-year period of his employment agreement and the remainder of 500,000 options vest according to certain conditions specified in his employment agreement, in each case subject to Mr. Ellin’s continued employment with us through the applicable vesting date. As of September 21, 2019, 388,889 of the 666,667 options would vest and accordingly are included in Mr. Ellin’s total beneficial ownership, and the other 500,000 options are not expected to vest as of such date.

(2)      As reported on Schedule 13G, Amendment No. 1, filed with the SEC on February 13, 2019 by FMR LLC, Abigail P. Johnson and Fidelity Puritan Fund. Ms. Johnson is a Director, Chairman and Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees.

(3)      As reported on Schedule 13G filed with the SEC on January 12, 2018 by Rho Ventures VI, L.P. (“RV VI”), Rho Ventures V, L.P. (“RV V”), Rho Ventures V Affiliates, L.L.C. (“RV V Affiliates”), RMV V, L.L.C. (“RMV V”), RMV VI, L.L.C. (“RMV VI”), Rho Capital Partners LLC (“RCP”), Joshua Ruch, Mark Leschly and Habib Kairouz. The amount reported does not include an additional 121,192 shares of our common stock that were issued to RV VI, RV V and RV V Affiliates and are held in escrow (and subject to forfeiture) pursuant to the Agreement and Plan of Merger between our Company and Slacker. RMV VI is the general partner of RV VI and RCP is the managing member of RMV VI. RMV V is the general partner of RV V and the managing member of RV V Affiliates, and RCP is the managing member of RMV V. As such, (i) RMV VI and RCP possess power to direct the voting and disposition of the shares owned by RV VI and may be deemed to have indirect beneficial ownership of the shares held by RV VI and (ii) RMV V and RCP possess power to direct the voting and disposition of the shares owned by RV V and RV V Affiliates and may be deemed to have indirect beneficial ownership of the shares held by RV V and RV V Affiliates. RMV VI, RMV V and RCP hold no shares of the Issuer directly. Messrs. Ruch, Kairouz and Leschly are managing members of RCP and as such, they possess power to direct the voting and disposition of the shares owned by RV VI, RV V and RV V Affiliates and may be deemed to have indirect beneficial ownership of the shares held by RV VI, RV V and RV V Affiliates. Messrs. Ruch, Kairouz and Leschly hold no shares of the Issuer directly.

(4)      As reported on Schedule 13G filed with the SEC on January 18, 2018 by Marvin Ellin, individually and as trustee of the Robert Ellin Family Trust (the “Family Trust”) and the Ellin Family Trust (“Trust”). The Family Trust beneficially owns 3,235,224 of the reported shares. The Trust beneficially owns 33,334 of the reported shares. Mr. Ellin directly beneficially owns 68,006 of the reported shares. Mr. Ellin, the trustee of the Family Trust and the Trust, holds voting and dispositive power over such shares. Accordingly, securities owned by the Family Trust and the Trust may be regarded as being beneficially owned by Mr. Ellin. Mr. Ellin disclaims beneficial ownership in the shares held by the Family Trust and the Trust, except for his pecuniary interest therein. Mr. Ellin is the father of Robert Ellin, the Company’s CEO, Chairman, director and principal stockholder.

(5)      As reported on Schedule 13G filed with the SEC on January 2, 2018 by John Lemak and Sandor Capital Master Fund. Mr. Lemak as the principal of Sandor Capital Master Fund, is believed to have sole voting and dispositive power over the reported shares.

(6)      Excludes 1,000,000 restricted stock units granted to Mr. McCormack effective as of July 15, 2019 pursuant to his employment agreement that cliff vest three years from the effective date of the grant, subject to Mr. McCormack’s continued employment with us through the vesting date. As of September 21, 2019, none of such options would vest.

(7)      Includes 116,667 stock options and 82,648 restricted stock units granted to Mr. Bebel effective as of January 28, 2018 pursuant to his employment agreement, which shall vest as of September 21, 2019. Excludes 233,333 stock options and 417,352 restricted stock units granted to Mr. Bebel pursuant to his employment agreement, which would not vest as of September 21, 2019. Such unvested options vest annually in equal increments over a period of two years starting on January 28, 2019, and 1/10th of such unvested restricted stock units vest shall vest every three months after July 28, 2019 through January 28, 2022, in each case subject to Mr. Zemetra’s continued employment with us through the applicable vesting date.

(8)      Includes (i) 156,250 stock options that would vest as of September 21, 2019 out of a total of 250,000 stock options, which options vest in 1/8th increments every three months over the two-year period of Mr. Zemetra’s employment agreement, and (ii) 156,250 of the restricted stock units that vested on June 30, 2019 (the “Initial Vesting Date”) out of a total of 250,000 restricted stock units, with the remainder of 93,750 of the restricted stock units vesting upon each of the first three quarterly anniversaries of the Initial Vesting Date with the last third vesting date being April 13, 2020, in each case subject to Mr. Zemetra’s continued employment with us through the applicable vesting date. As of September 21, 2019, none of such unvested restricted stock units would vest.

(9)      Includes 416,666 stock options and 125,000 restricted stock units that would vest as of September 21, 2019 (as more fully discussed below). Pursuant to his amended and restated employment agreement, as amended, Mr. Gold was granted (ii) 333,333 stock options on September 1, 2017 that vest in 1/12th increments every three months over the three-year period of Mr. Gold’s employment agreement, (iii) 333,333 stock options on December 14, 2017 that vest in 1/12th increments every three months over a period of three years from such date, and (z) 250,000 restricted stock units on April 27, 2018, of which 50% vest on June 30, 2019 and the remaining 50% vest on June 30, 2020, in each case subject to Mr. Gold’s continued employment with us through the applicable vesting date.

(10)    Includes 83,333 stock options that would vest as of September 21, 2019 out of a total of 250,000 stock options, which options vest annually in three equal increments over a period of three years from January 31, 2018, subject to Mr. Schaer’s continued employment with us through the applicable vesting date.

(11)    Includes 83,333 stock options that would vest as of September 21, 2019 out of a total of 250,000 stock options, which options vest annually in three equal increments over a period of three years from June 27, 2018, subject to Mr. Indursky’s continued employment with us through the applicable vesting date.

(12)    Includes 12,500 stock options out of a total of 25,000 stock options approved on January 31, 2018 by our board of directors and granted to such director, which vested on April 27, 2018 (the “Grant Date”), with unvested options to vest on April 27, 2020, subject to such director continuing to serve on our board of directors on such vesting date. Each tranche of vested options shall become exercisable on the 18th month anniversary of the Grant Date.

(13)    Includes (i) 23,128, 24,144 and 21,126 restricted stock units granted to Messrs. Krigsman, Foster and Spengler, respectively, on December 28, 2018, that would vest as of September 21, 2019, and (ii) excludes 17,521, 16,129 and 13,196 restricted stock units granted to Messrs. Arani, Wachsberger and Solomon, respectively, on January 14, 2019, January 25, 2019 and May 24, 2019, respectively, which vest on November 29, 2019, subject to such director’s continuing to serve on our board of directors on the applicable vesting date.

(14)    Includes 838,225 shares of our common stock held by the Krigsman Family Trust, as Mr. Krigsman, a trustee of the trust, holds shared voting and dispositive power over such shares. Excludes certain shares that were formerly held in custodial accounts for the benefit of Mr. Krigsman’s daughters under the Uniform Transfers to Minors Act (“UTMA”) and for which Mr. Krigsman was the custodian. Mr. Krigsman no longer has control or voting or dispositive power over such shares as a result of the transfer from such UTMA accounts to Mr. Krigsman’s daughters’ individual accounts.

(15)    The shares of our common stock held by Trinad Capital, Trinad LLC, JJAT Corp. and the Profit Sharing Plan and the shares of our common stock issuable upon conversion of our convertible notes owned by Trinad Capital, which are deemed to be beneficially owned by Mr. Ellin, are counted only once in this total.

(16)    Does not include (i) stock options granted to Messrs. Ellin, Zemetra and Gold and restricted stock units granted to Messrs. Zemetra, Gold and McCormack a that would not vest as of September 21, 2019 pursuant to the terms of their respective employment agreements, (ii) stock options granted to Messrs. Schaer, Bebel and Indursky that would not vest as of September 21, 2019 pursuant to the terms of their respective employment agreements and/or stock option agreements, and (iii) stock options and/or restricted stock units granted to our non-employee directors as compensation for their services on our board of directors that would not vest as of September 21, 2019.

EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth certain information regarding our current executive officers and directors as of July 24, 2019:

Name	Age	Position
Executive Officers
Robert S. Ellin	54	Chief Executive Officer, Chairman of the Board and Director
Dermot McCormack	49	President
Mike Bebel	57	Senior Executive Vice President
Michael Zemetra	48	Chief Financial Officer, Executive Vice President and Secretary
Douglas Schaer	47	Chief Operating Officer
Jerome N. Gold	73	Chief Strategy Officer, Executive Vice President and Director
Blake Indursky	47	Chief Business Officer and Executive Vice President

Non-Employee Directors
Jay Krigsman	54	Director
Craig Foster	48	Director
Tim Spengler	55	Director
Ramin Arani	49	Director
Patrick Wachsberger	47	Director
Kenneth Solomon	56	Director

Executive Officers

Robert S. Ellin.    Please see above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

Dermot McCormack.    Mr. McCormack is a seasoned media executive, accomplished leader and innovator with expertise in cross platform content creation, product development, social media and distribution. Prior to joining the Company, Mr. McCormack served and continues to serve on the board of SNKR Inc., the world’s leading video brand based around sneaker and youth culture, a company he co-founded in September 2016. Prior to co-founding SNKR, Mr. McCormack served as AOL’s Global President — Video and Studios group from October 2014 to December 2015, where he was a key player in AOL’s sale to Verizon Communications Inc. and oversaw product and engineering and shepherded the overall user experience. As President of the Video and Studios group, he oversaw the video business for brands ranging from HuffPost to TechCrunch, and developed episodic programming including James Franco’s “Making A Scene” and Steve Buscemi’s Emmy Award-winning “Park Bench.” In addition, he headed up AOL Studios, overseeing the creation and distribution of high-quality original programming. Prior to his tenure at AOL, from March 2008 to September 2014, Mr. McCormack served as the EVP of Digital Media for Viacom’s Music Group and the head of Viacom Music & Logo’s Connected Content Group. In these roles, Mr. McCormack led all digital brand properties initiatives for MTV, MTV2, MTV Other, VH1, PALLADIA, VH1 CLASSIC, CMT, CMT Pure and Logo, where he created and implemented the vision and strategy for how these culture defining brands maintained leadership in today’s hyper connected world. Mr. McCormack assisted MTV to build a user base of more than 100 million followers. Among other innovations, while at Viacom, Mr. McCormack created the O Music Awards, a multiple Webby Award honoree, and developed MTV Artists, an online music portal for artists to create and manage their online presence. He also launched the MTV Music Meter, an algorithm-based mobile music app and tool that recommended music based on social media traction. Prior to joining Viacom, Mr. McCormack oversaw the interactive and broadband divisions as the SVP of New Media and Digital Product at Cablevision, where he was integral to Cablevision’s growth as it achieved the highest household penetration rate in the areas it served. Mr. McCormack began his digital media career as one of the earliest employees of iVillage.com, an online network geared towards women, and served as the CTO at Flooz.com, an online payment provider, which he co-founded in 1999. Mr. McCormack currently also serves on the board of Axonista, a leading European OTT player. Mr. McCormack received his undergraduate degree from Dublin Institute of Technology’s School of Electrical and Electronic Engineering.

Mike Bebel.    Mr. Bebel has served as our Senior Executive Vice President on a full-time basis since January 2019 and, prior to that, as our Executive Vice President of Corporate Development and Rights Management on a

full-time basis from January 2018 and on an interim basis from August 2017. Mr. Bebel is a music industry veteran and digital music service entrepreneur with more than 20 years of global operating experience. Since June 2016, Mr. Bebel consulted for several digital media and entertainment companies assisting with strategic planning, forecasting, operational development, business development, music licensing and music industry relations. From May 2015 to May 2017, Mr. Bebel was the Chief Operating Officer of MixRadio, LTD, a division of LINE Corporation, where he led the product management, product marketing, engineering, global music industry relations, music licensing and content programming teams. From August 2009 to April 2015, Mr. Bebel held various digital entertainment leadership positions at Nokia, Inc. and Microsoft. From January 2008 to June of 2009, Mr. Bebel was the Chief Executive Officer of Total Music, LLC a joint venture between the Universal Music Group and Sony Music Entertainment. From August 2006 until January 2008, Mr. Bebel was the President and Chief Executive Officer of Ruckus Network, Inc. From September 2005 until July 2006, Mr. Bebel served as the Chief Executive Officer of Mashboxx, LLC. From May 2003 to February 2004, Mr. Bebel served as the President and Chief Operating Officer of Napster. Prior to this, Mr. Bebel served as the Chief Operating Officer and Chief Executive Officer of Pressplay, an early digital music subscription service, since its founding as a joint venture between the Universal Music Group and Sony Music Entertainment in May 2001. Prior to this, Mr. Bebel was an Executive Vice President at the Universal Music Group. Mr. Bebel holds an MBA in Finance and Economics from Binghamton University and a BS in Accounting from the State University of New York at Fredonia.

Michael Zemetra.    Mr. Zemetra has served as our Chief Financial Officer and Executive Vice President since April 2018. Prior to his appointment with our Company, Mr. Zemetra served as the Vice President of Finance (divisional Chief Financial Officer for the business cloud division of j2 Global (NASDAQ: JCOM) since March 2018. From June 2013 to August 2016, Mr. Zemetra served as the Chief Financial Officer and Chief Accounting Officer for the in-flight entertainment services company, Global Eagle Entertainment (NASDAQ: ENT), and from May 2008 to June 2013, as Senior Vice President and Chief Accounting Officer for digital content and media company, Demand Media, Inc. (now Leaf Group, NASDAQ: LFGR). Mr. Zemetra is a seasoned executive with extensive financial and operational experience in building, managing and scaling large global organizations, systems and operations. Mr. Zemetra has built and led financial organizations across multi-billion-dollar technology, media, ecommerce, entertainment, retail and telecommunications companies. Mr. Zemetra holds a Masters in Accounting from the University of Southern California, a Bachelor of Arts in Business-Economics from the University of California, Riverside and received his CPA license from the State of California.

Douglas Schaer.    Mr. Schaer has served as our Chief Operating Officer since May 2017. Mr. Schaer has also been involved with the Company in an advisory capacity since January 2016, providing strategic guidance and introductions, and in the process crafting and managing effective marketing and operational solutions. An experienced entrepreneur and business strategist, Mr. Schaer specializes in franchise asset development and foundation building in the entertainment and sports genres. From July 2011 to April 2017, Mr. Schaer served as Chief Operating Officer for Hero Ventures, an innovative live entertainment production and touring company. He continues to serve on its board of directors. Prior to launching Hero Ventures, Mr. Schaer co-founded Silent Partner Media, a boutique, creative marketing and consulting firm with a distinctive entertainment, sports and music industry client list, after a long stint as a certified player agent by the Major League Baseball Players Association (since 1998), where he was regarded for his expertise in the niche area of Baseball Salary Arbitration preparation and litigation. Mr. Schaer earned a BA in Government from Wesleyan University, and holds a JD from the University of Southern California Gould School of Law and was admitted to the California State Bar.

Jerome N. Gold.     Please see above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

Blake Indursky.    Mr. Indursky has served as our Executive Vice Chairman and Senior Vice President of Operations on October 6, 2015, which title was changed to Chief Business Officer and Executive Vice President on May 7, 2016. Mr. Indursky was a member of our Advisory Board from August 2015 until October 2016. Mr. Indursky has over 20 years of experience as an executive in various music and technology companies. Mr. Indursky was President of Flying Point Ventures, LLC, a brand marketing, live event, and online and emerging technology advisory firm, from 2009 to 2014. Between 2006 and 2008, Mr. Indursky was Director Acquisitions for RAL Companies where he purchased New York properties for development of luxury residential apartments and condominiums. Prior to that, Mr. Indursky served as Vice President of Sony Music Entertainment from 2001 to 2004 and was employed in various executive capacities with Sony Music since 1991. Mr. Indursky is a member of both the New York and New Jersey State Bars and received a JD in Law from Hofstra University and a BA in Liberal Arts from American University.

Non-Employee Directors

Jay Krigsman.    Please see bio above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

Craig Foster.    Please see bio above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

Tim Spengler.    Please see bio above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

Ramin Arani.    Please see bio above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

Patrick Wachsberger.    Please see bio above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

Kenneth Solomon.    Please see bio above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors”.

Advisory Board

To complement our management team and board of directors, we have an active Advisory Board, each of whom are renowned in their respective fields and are considered thought leaders in the entertainment industry by their peers, further enhance our credibility and provide invaluable strategic guidance and introductions to our Company. Members of the Advisory Board serve for a one-year term and in consideration for their services receive certain equity awards. The Advisory Board is available to provide advice, networking and guidance to our management on any number of issues in a particular field of expertise. Our Advisory Board members have experience in the media and entertainment industries as follows:

Steven Bornstein — Former Chief Executive Officer of ESPN and NFL Network.

Jason Flom — Chief Executive Officer of Lava Records; former Chief Executive Officer of Atlantic Records and Virgin Records.

Chris McGurk — Former Chief Operating Officer of MGM and Universal Pictures; former President of Walt Disney Motion Picture Group.

Hank Neuberger — Lead Producer of Coachella, Lollapalooza, Austin City Limits, Bonnaroo music festivals.

Jules Haimovitz — Mr. Haimovitz has more than 35 years’ experience developing, managing and leading some of the most well-known cable networks and production companies in entertainment, including Showtime, Lifetime, MGM, Dick Clark Productions, Viacom, Aaron Spelling Productions, Inc. and more.

Roger Werner — Mr. Werner has more than 30 years of experience in the television and digital industries, designing, building and managing some of world’s most successful networks, including ESPN and what is now Fox Sports West and Fox Sports Americas.

Terms of Office

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our stockholders or until removed from office in accordance with our Bylaws and the provisions of the Delaware General Corporation Law. Our directors hold office after the expiration of his or her term until his or her successor is elected and qualified, or until his or her resignation, death or removal in accordance with our Bylaws or the Delaware General Corporation Law.

Our officers are appointed by our board of directors and hold office until removed by our board of directors at any time for any reason.

Family Relationships

There are no family relationships between or among any of our directors or executive officers or persons nominated or chosen by us to become directors or executive officers.

Director Independence

Please see bio above under “Corporate Governance — Director Independence”.

Board Committees

Please see bio above under “Proposal No. 1 — Election of Directors — Board Committees”.

Board Leadership Structure

Please see bio above under “Corporate Governance — Board Leadership Structure”.

Risk Oversight

Please see bio above under “Corporate Governance — Risk Oversight and Compensation Risk Assessment”.

Code of Ethics

Please see bio above under “Corporate Governance — Code of Ethics”.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was at any time during 2019 fiscal year, or at any other time, an officer or employee of our Company, and no member had any relationship requiring disclosure under Item 404 of Regulation S-K promulgated by the SEC. None of our executive officers (i) serves as a member of the compensation committee of any other company of which any member of the Compensation Committee or our board of directors is an executive officer, or (ii) serves as a member of the board of directors of any other company of which any member of the Compensation Committee is an executive officer.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership of our common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons that no Forms 5 were required to report delinquent filings, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during the fiscal years ended March 31, 2019 and 2018, except that Mr. Ellin’s Form 4 filed with the SEC on March 28, 2018, and Form 4 filed with the SEC on April 5, 2018, were inadvertently filed late.

Nominations to the Board of Directors

General — Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Our board of directors’ candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the shareholders, diversity, and personal integrity and judgment. In addition, directors must have time available to devote to our board of directors activities and to enhance their knowledge of our business. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to our Company.

Our Nominating Committee assists our board of directors in identifying qualified individuals to become board members, in determining the composition of the board and in monitoring the process to assess board effectiveness.

Changes to the Procedures by Which Security Holders May Recommend Nominees to Our Board of Directors — During the year ended March 31, 2019, there were no material changes to the procedures by which our security holders may recommend nominees to our board of directors.

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our board of directors has appointed BDO USA, LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending March 31, 2020. BDO USA, LLP (“BDO”) was engaged as our independent registered public accounting firm in July 2018. Weinberg & Company, P.A. was our independent registered public accounting firm during the 2018 fiscal year. Representatives of BDO are expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they so desire.

Stockholder ratification of the appointment of BDO is not required by our bylaws or otherwise. However, our board of directors is submitting the appointment of BDO to the stockholders for ratification as a matter of good corporate governance practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain BDO. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the 2020 fiscal year if it determines that such a change would be in the best interests of us and our stockholders.

Vote Required

The affirmative vote of a majority of the votes cast on this matter at the Annual meeting is required to ratify the appointment of BDO as our independent registered public accounting firm. For purposes of this vote, abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Audit and Non-Audit Fees

The following table sets forth the aggregate fees billed by BDO USA, LLP (“BDO”), our independent registered public accounting firm, for the following services during the fiscal year ended March 31, 2019 and Weinberg & Company, P.A., our prior independent registered public accounting firm (“Weinberg & Co.”), during the fiscal year ended March 31, 2018 (in thousands):

	Year Ended March 31,
Description of Service	2019	2018
Audit Fees(1)	$526	$88
Audit-Related Fees(2)	22	—
Tax Fees(3)	47	17
All Other Fees(4)	—	239
Total Fees	$595	$344

____________

(1)      Audit Fees consist of fees for audit of our annual financial statements for the respective year, reviews of our quarterly financial statements, services provided in connection with statutory and regulatory filings.

(2)      Audit-Related Fees consist of fees for accounting consultations.

(3)      Tax Fees consist of fees for professional services rendered for tax compliance.

(4)      Other fees consist of fees paid on acquisition related audits.

Non-Audit Fees

There were no audit or non-audit services provided to us for the years ended March 31, 2019 and 2018 that were not approved by our board of directors. Our board of directors determined that the services rendered by BDO and Weinberg & Co. are compatible with maintaining their independence as our independent auditors.

Pre-Approval Policies and Procedures

Beginning April 1, 2018, our Audit Committee became responsible, and prior to such period, our board of directors was responsible, for the pre-approval of all audits and permitted non-audit services to be performed for our Company by our independent registered public accounting firm and any other independent accounting firms that we engage. The fees paid to BDO and Weinberg & Co. that are shown in the chart above for 2019 and 2018 fiscal years, respectively, were approved by our Audit Committee and our board of directors in accordance with the procedures described below.

Our Audit Committee reviews and approves all audit and non-audit services proposed to be provided, other than de minimis non-audit services which may instead by preapproved in accordance with applicable SEC rules.

Dismissal of Prior Independent Registered Public Accounting Firms

Dismissal of Weinberg & Company, P.A.

Effective as of July 25, 2018, our board of directors dismissed Weinberg as our independent registered public accounting firm and engaged BDO USA, LLP to serve as our new independent registered public accounting firm effective as of the same date. The change of independent registered public accounting firms was made to more closely match our evolving business and not due to any disagreements with Weinberg. The decision to change principal accountants was also approved by the Audit Committee effective as of the same date.

Neither of Weinberg’s reports on our financial statements for each of the last two fiscal years ended March 31, 2018 and 2017 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except that Weinberg’s report for our financial statements for the fiscal year ended March 31, 2017 contained an explanatory paragraph in respect to uncertainty as to our ability to continue as a going concern. During our two most recent fiscal years ended March 31, 2018 and 2017 and any subsequent interim period through the Effective Date, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weinberg, would have caused Weinberg to make reference to the subject matter of the disagreements in their reports on our financial statements, and (ii) no reportable events (as described in paragraphs (a)(1)(v) (A) through (D) of Item 304 of Regulation S-K).

We provided Weinberg with a copy of the disclosures we made in our Current Report on Form 8-K filed with the SEC on July 26, 2018 and requested that Weinberg furnish us with a letter addressed to the SEC stating whether they agree with the above statements. A copy of the requested letter received from Weinberg, dated July 26, 2018, stating that they agree was filed as Exhibit 16.1 to such Form 8-K.

Engagement of New Independent Registered Public Accounting Firms

Engagement of BDO USA, LLP

Effective as of July 25, 2018, the Board approved the engagement of BDO USA, LLP (“BDO”) to serve as our new independent registered public accounting firm effective as of the same date. The decision to engage BDO was also approved by the Audit Committee effective as of the same date. During the two most recent fiscal years ended March 31, 2019 and 2018 and any subsequent interim period through July 25, 2018, neither we nor anyone on our behalf consulted with BDO regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on its financial statements by BDO, and neither a written report or oral advice was provided to us by BDO that BDO concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues; or (iii) any other matter that was the subject of a “disagreement” or “reportable event” (as such terms are described in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K) between our Company and our former independent registered public accounting firm, Weinberg.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

The Audit Committee’s purpose is to assist our board of directors in its general oversight of our accounting, auditing and financial reporting practices. Management is primarily responsible for our financial statements, systems of internal controls and compliance with applicable legal and regulatory requirements. BDO was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States, as well as expressing an opinion on the effectiveness of internal control over financial reporting.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the committee certify that our registered public accounting firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm and the experience of the committee’s members in business, financial and accounting matters.

The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended March 31, 2019 with our management. The Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence and has discussed with our independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to our board of directors that the audited financial statements be included, and such audited financial statements were included, in our Annual Report on Form 10-K for the fiscal year ended March 31, 2019, for filing with the SEC.

Respectfully submitted by:
The Audit Committee of the Board of Directors
Craig Foster (Chairman) Jay Krigsman Tim Spengler Ramin Arani Kenneth Solomon

EXECUTIVE COMPENSATION

Our named executive officers, consisting of our principal executive officer and the next two most highly compensated executive officers as of March 31, 2019 (the “Named Executive Officers”), were:

•        Robert Ellin, Chief Executive Officer, Chairman and Director;

•        Michael Zemetra, Chief Financial Officer; and

•        Michael Bebel, Senior Executive Vice President.

2019 Summary Compensation Table

The following table sets forth, for the fiscal years ended March 31, 2019 and 2018, compensation awarded or paid to our Named Executive Officers.

Name and Principal Position	Fiscal Year ended March 31	Salary ($)		Bonus ($)	Stock Awards ($)(4)		Option Awards ($)(4)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(1)		Total ($)
Robert Ellin,	2019	500,000		—	—		—		—	—	28,589	(6)	528,589
CEO, Chairman &	2018	397,849	(3)	—	—		5,201,328	(5)	—	—	17,012	(6)	5,616,189
Director(2)
Michael Zemetra,	2019	264,915	(7)	—	925,000	(8)	425,122	(8)	—	—	23,919	(9)	1,638,956
CFO(7)	2018	—		—	—				—	—	—		—
Michael Bebel,	2019	281,296	(10)	—	2,790,000	(11)	697,162	(11)	—	—	11,550	(12)	3,780,008
Senior Executive	2018	16,825	(10)	—	30,000	(13)	—		—	—	—		46,825
Vice President(10)

____________

(1)      Unless otherwise indicated, the amount of perquisites and other personal benefits has been excluded as the total value of perquisites and other personal benefits for each Named Executive Officer per year was less than $10,000.

(2)      Mr. Ellin has served as our Chief Executive Officer and Chairman since September 1, 2017 (prior to that as President and Executive Chairman since September 9, 2011) and as a director since September 9, 2011. On September 2, 2017, our board of directors changed Mr. Ellin’s title from President to Chief Executive Officer, and his position as Executive Chairman was changed to Chairman.

(3)      For the fiscal year ended March 31, 2018, the amount shown in the “Salary” column represents payments by us to (i) Trinad LLC, the manager of Trinad Capital and one of our principal stockholders, from April 1, 2017 to December 27, 2017, pursuant to the Management Agreement, dated as of September 23, 2011, and (ii) Mr. Ellin from December 27, 2018 to December 31, 2017. Mr. Ellin is the Managing Member of Trinad LLC. Pursuant to the terms of the Management Agreement, Trinad LLC provided certain management services to us, including, without limitation, relating to the sourcing, structuring and negotiation of a potential business combination involving our Company, in consideration of (i) an aggregate cash fee of $2,080,000, which was payable in $90,000 increments in advance of each consecutive 3-month period during the term of the Management Agreement and with $1,000,000 due at the end of the 3-year term, which was paid during March and April 2017, and (ii) the issuance of a warrant to purchase 750,000 shares of our common stock at an exercise price of $0.225 per share, which was issued in September 2011. In August 2016, the warrant was exercised in full on a cashless basis, resulting in the issuance of 716,216 shares of our common stock. The term of the Management Agreement expired on September 23, 2014, and Trinad Management continued to provide services to us for a cash fee of $30,000 per month on a month-to-month basis pursuant to an arrangement described below. On September 7, 2017, we entered into an employment agreement with Mr. Ellin for a term of five years at an annual salary of $650,000 payable commencing on the day of the closing of the Public Offering (December 27, 2017). Pursuant to Mr. Ellin’s employment agreement, we agreed to continue to pay to Trinad LLC a cash fee at the rate of $30,000 per month (or pro-rata thereof) until the completion of the Public Offering, consistent with the terms of the Management Agreement, whether such agreement was terminated or not prior to the date that the Public Offering was completed. On September 7, 2017, in connection with his employment agreement, we entered into an option award agreement with Mr. Ellin whereby we issued to him options to purchase 1,166,667 shares of our common stock at an exercise price of $4.00 per share (the offering price of our public offering completed in December 2017).

(4)      Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the amounts are discussed in Note 2 — Summary of Significant Accounting Policies — “Stock-Based Compensation” of our financial statements for the fiscal year ended March 31, 2019 included in our 2019 Annual Report on Form 10-K. In light of the very limited trading of our common stock on the date of the grant, the aggregate grant date fair value for the fiscal year ended March 31, 2018 was determined at the time for Mr. Ellin, based on the price of $5.01 per share, the price at which we sold shares of our common stock in a private placement around the same time as the grant date.

(5)      Effective as of September 7, 2017, Mr. Ellin was granted 1,166,667 stock options, with the exercise price of $4.00 per share, pursuant to his Employment Agreement, dated as of September 7, 2017. See below table “Outstanding Equity Awards at Fiscal Year Ended” for the description of the vesting and lock-up conditions applicable to such grant.

(6)      The amount for 2019 represents car lease payments of $16,776 and personal benefits consisting of health insurance and life, accidental death and dismemberment insurance in the amount of $10,959 and $854, respectively, paid by us on Mr. Ellin’s behalf. The amount for 2018 represents car lease payments paid by us on Mr. Ellin’s behalf.

(7)      Mr. Zemetra was not one of our Named Executive Officers during the fiscal year ended March 31, 2018. Mr. Zemetra was appointed as our Chief Financial Officer on April 13, 2018. The amount shown in the “Salary” column represents salary payments prorated for the time that Mr. Zemetra was serving as our Chief Financial Officer in the fiscal year ended March 31, 2019.

(8)      Represents Mr. Zemetra’s grant of (i) 250,000 restricted stock units, with each vested restricted stock unit to be settled by issuance to Mr. Zemetra of one share of our common stock, and (ii) 250,000 stock options, with the exercise price of $3.83 per share, pursuant to his Employment Agreement, dated as of April 13, 2018. See below table “Outstanding Equity Awards at Fiscal Year Ended” for the description of the vesting and lock-up conditions applicable to such grant.

(9)      Represents (i) $9,564 as cash payments made to Mr. Zemetra’s pursuant to his consulting agreement, which was in effect prior to the execution of his employment agreement, and (ii) personal benefits consisting of health insurance, life, accidental death and dismemberment insurance and 401k contributions in the amount of $10,861, $343 and $3,151, respectively, paid by us on Mr. Zemetra’s behalf.

(10)    Mr. Bebel was not one of our Named Executive Officers during the fiscal year ended March 31, 2018. Mr. Bebel was promoted to the role of the Senior Executive Vice President of our Company (previously our Executive Vice President of Corporate Development and Rights Management) on February 6, 2019 and effective as of January 29, 2019. The amount shown in the “Salary” column represents payments made by us to Mr. Bebel during the fiscal year ended March 31, 2019 pursuant to his (i) employment agreement as salary prorated for the time it was in effect and (ii) consulting agreement as cash payments prior to the execution of the employment agreement. The amount shown in the “Salary” column represents cash payments made by us to Mr. Bebel during the fiscal year ended March 31, 2018 pursuant to his consulting agreement.

(11)    Represents Mr. Bebel’s grant of (i) 500,000 restricted stock units, with each vested restricted stock unit to be settled by issuance to Mr. Bebel of one share of our common stock, pursuant to his Employment Agreement, dated as of January 28, 2019, and (ii) 350,000 stock options, with the exercise price of $4.00 per share, made on June 27, 2018. See below table “Outstanding Equity Awards at Fiscal Year Ended” for the description of the vesting and lock-up conditions applicable to such grant.

(12)    The amount (i) includes personal benefits consisting of health insurance and life, accidental death and dismemberment insurance in the amount of $10,861 and $689, respectively, paid by us on Mr. Bebel’s behalf, and (ii) excludes reimbursement of up to $35,000 for Mr. Bebel’s relocation expenses and compensation for tax payments due on such amount, which reimbursement has been deferred by Mr. Bebel.

(13)    Mr Bebel was issued 7,500 shares valued at $30,000 on January 1, 2018.

2019 Outstanding Equity Awards at Fiscal Year Ended

The following table sets forth certain information with respect to grants of plan-based awards for the fiscal year ended March 31, 2019 to our Named Executive Officers. Except as set forth below, all of the outstanding equity awards granted to our Named Executive Officers were fully vested as of March 31, 2019.

	Option awards								Stock awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(4)
Robert Ellin	111,111	(1)	222,222	(1)	333,333	(1)	5.01	9/7/2027	—	—	—		—
	—		—		500,000	(2)	5.01	9/7/2027	—	—	—		—
Michael Zemetra	93,750	(3)	—		156,250	(3)	3.83	4/13/2028		—	—		—
	—		—		—		—	—	—	—	250,000	(5)	1,345,000
Michael Bebel	116,667	(6)	—		233,333	(6)	—	—	—	—	—		—
											500,000	(7)	2,690,000

____________

(1)      Represents 666,666 stock options granted on September 7, 2017. The options vest in 1/12th increments every three months for a three-year period from September 7, 2017, subject to Mr. Ellin’s continued employment by our Company on each applicable vesting date. Each tranche of the options shall become exercisable one year after the date such tranche shall vest. In the event of a Change of Control (as defined in Mr. Ellin’s employment agreement), any unvested portion of the options shall vest and become exercisable effective immediately prior to such event.

(2)      Represents 500,000 stock options granted on September 7, 2017. The options shall 100% vest if prior to the third anniversary of September 7, 2017 the shares of our common stock shall have traded at a price of $30.00 per share or more for a period of 90 consecutive trading days during which an average of at least 166,667 shares are traded per day, subject to Mr. Ellin’s continued employment by us on such vesting date. The options shall become exercisable one year after the vesting date, provided that, in the event of a Change of Control, if the options have vested prior to such date, they shall be immediately exercisable upon such event.

(3)      Represents 250,000 stock options granted on April 13, 2018. The options vest in 1/8th increments every three months for a two-year period from April 13, 2018, subject to Mr. Zemetra’s continued employment by our Company on each applicable vesting date. In the event of a Change of Control (as defined in Mr. Zemetra’s employment agreement), any unvested portion of the options shall vest and become exercisable effective immediately prior to such event.

(4)      The market value of unearned shares is based on the price of $5.38, the closing price of our common stock on March 29, 2019 (the last trading day of our 2019 fiscal year, as required under the applicable rules).

(5)      Represents 250,000 restricted stock units, with each vested restricted stock unit to be settled by issuance to Mr. Zemetra of one share of our common stock, which vest in increments, in accordance with the following schedule: (i) 156,250 of the restricted stock units shall vest on June 30, 2019 (the “Initial Vesting Date”) and (ii) the remainder of 93,750 of the restricted stock units shall vest upon each of the first three quarterly anniversaries of the Initial Vesting Date with the last third vesting date being April 13, 2020, subject to Mr. Zemetra’s continued employment by our Company on each applicable vesting date. In the event of a Change of Control (as defined in Mr. Zemetra’s employment agreement), any unvested portion of the restricted stock units shall vest and become exercisable effective immediately prior to such event.

(6)      Represents 350,000 stock options granted on January 28, 2019. The options vest annually in equal increments over the three-year period from January 28, 2018, subject to Mr. Bebel’s continued employment by our Company on each applicable vesting date. In the event of a Change of Control (as defined in Mr. Bebel’s employment agreement), any unvested portion of the options shall vest and become exercisable effective immediately prior to such event.

(7)      Represents 500,000 restricted stock units, with each vested restricted stock unit to be settled by issuance to Mr. Bebel of one share of our common stock, which vest in increments, in accordance with the following schedule: (i) 83,105 of the restricted stock units shall vest on July 28, 2019, and (ii) the remainder of 416,895 of the restricted stock units shall vest in ten equal instalments every three months thereafter with the last vesting date being January 28, 2022, subject to Mr. Bebel’s continued employment with our Company through each applicable vesting date. In the event of a Change of Control (as defined in Mr. Bebel’s employment agreement), any unvested portion of the restricted stock units shall vest and become exercisable effective immediately prior to such event.

Change in Control Provisions

For a more detailed description of the “change in control” provisions applicable to our Named Executive Officers under their employment agreements, see “Named Executive Officer Employment Agreements” below.

Named Executive Officer Employment Agreements

The material terms of employment agreements with the Named Executive Officers previously entered into by our Company are described below.

Employment Agreement with Robert S. Ellin

On September 23, 2011, we entered into a Management Agreement with Trinad LLC, the manager of Trinad Capital, which is one of our principal stockholders. Mr. Ellin is the Managing Director and Portfolio Manager of Trinad LLC. Pursuant to the terms of the Management Agreement, Trinad Management provided certain management services to us, in consideration of (i) an aggregate cash fee of $2,080,000, which was payable in $90,000 increments in advance of each consecutive 3-month period during the term of the Management Agreement and with $1,000,000 due at the end of the initial 3-year term, which was paid during March and April 2017, and (ii) the issuance of a warrant to purchase 750,000 shares of our common stock at an exercise price of $0.225 per share. In August 2016, the warrant was exercised in full on a cashless basis, resulting in the issuance of 716,216 shares of our common stock. The initial term of the Management Agreement has expired and Trinad LLC continues to provide services to us for a cash fee of $30,000 a month, on a month-to-month basis pursuant to an unwritten arrangement. From April 1, 2015 to March 31, 2017, we incurred $720,000 of fees under the unwritten arrangement, and we incurred $150,000 of fees under the unwritten arrangement from April 1, 2017 to August 31, 2017. On September 7, 2017, we entered into an employment agreement with Mr. Ellin for a term of five years at an annual salary of $650,000 payable commencing on the day of the closing of the Public Offering, which salary was lowered to $500,000 pursuant to Amendment No. 1 to Mr. Ellin’s employment agreement, dated as of December 14, 2017. Pursuant to Mr. Ellin’s employment agreement, we agreed to continue to pay to Trinad Management a cash fee at the rate of $30,000 per month (or pro-rata thereof) until the completion of the Public Offering (December 27, 2017), consistent with the terms of the Management Agreement, whether such agreement was terminated or not prior to the date that the Public Offering was completed. On September 7, 2017, in connection with his employment agreement, we entered into an option award agreement whereby we issued stock options to purchase 1,166,667 shares of our common stock with an exercise price of $4.00 per share (the offering price of our public offering completed in December 2017) (the “Ellin Options”). The Ellin Options were granted pursuant to our 2016 Equity Incentive Plan. The first tranche of 666,667 shares underlying the Ellin Options (the “Ellin Service Options”) shall vest in one-twelfth increments every three months for a three year period from the effective date of his employment agreement. Each tranche of the Ellin Service Options shall become exercisable one year after the date such tranche shall vest. In the event of a Change of Control (as defined in his employment agreement), any unvested portion of the Ellin Service Options shall vest and become exercisable effective immediately prior to such event. The second tranche of 500,000 shares underlying the Ellin Options shall 100% vest if prior to the third anniversary of the effective date of his employment agreement the shares of our common stock shall have traded at a price of $30.00 per share or more for a period of 90 consecutive trading days during which an average of at least 166,667 shares are traded per day (the “Ellin Performance Options”). The Ellin Performance Options shall become exercisable one year after the vesting date, provided that, in the event of a Change of Control, if the Ellin Performance Options have vested prior to such date, they shall be immediately exercisable upon such event. Each tranche of the Ellin Options and the shares underlying such options is subject to a lock-up restriction for a period of 12 months from the date that such tranche of the options vests; provided, that such restriction period shall terminate with respect to all Ellin Options and the shares underlying such options 24 months from the effective date of Mr. Ellin’s employment agreement.

If Mr. Ellin’s employment is terminated by us “Without Cause” or by Mr. Ellin for “Good Reason” (each as defined in his employment agreement, subject to our right to cure), he will be entitled to termination benefits, pursuant to which (i) we will pay Mr. Ellin certain accrued obligations and prior year bonus amounts, if any; and (ii) subject to timely execution and non-revocation of a release as provided in his employment agreement (v) we will be required to pay Mr. Ellin a one-time payment of $10,000,000; (w) (i) unvested Ellin Service Options and Other Equity Awards (as defined in his employment agreement) (other than Ellin Performance Options) shall automatically accelerate and become vested and exercisable for a period of twelve months from the termination date, but in all events no later than the end of the applicable term for each such award, and (ii)the Ellin Performance Options shall continue to vest if, and only if, the performance criteria specified above are satisfied during the 12-month period following the termination date; (x) any such accelerated Ellin Service Options, Ellin Performance Options and Other Equity Awards shall remain outstanding and be exercisable, to the extent applicable, for a period of twelve months from the later of the termination date or the date the award first becomes vested and exercisable, but in all events no later than the applicable term for each such award; (y) all restrictions on the Other Equity Awards shall automatically and immediately lapse; and (z) we will continue to cover costs for Mr. Ellin’s and his dependents continued participation in our medical plans from the termination date through and inclusive of the lesser of twelve months or the period through the date on which he obtains other coverage. Mr. Ellin’s employment agreement contains covenants for the benefit of our Company relating to non-competition during the term of his employment and protection of our confidential information, customary representations and warranties and indemnification obligations.

Employment Agreement with Michael Zemetra

In April 2018, we entered into an employment agreement with Mr. Zemetra for a term of two years at an annual salary of $275,000. Mr. Zemetra is also eligible to earn an annual fiscal year cash performance bonus for each whole or partial fiscal year of his employment period with the Company in accordance with the Company’s annual bonus plan applicable to the Company’s senior executive. Mr. Zemetra’s “target” performance bonus shall be 100% of his average annualized base salary during the fiscal year for which the performance bonus is earned. Mr. Zemetra was also granted stock options to purchase 250,000 shares of the Company’s common stock at a price of $3.83 per share (the “Zemetra Options”) and 250,000 restricted stock units (the “Zemetra RSUs”). The Zemetra Options and the Zemetra RSUs were granted pursuant to the Company’s 2016 Equity Incentive Plan (the “2016 Plan”). The Zemetra Options shall have a term of 10 years from the date of grant. 1/8th of the Zemetra Options shall vest every three months following the Effective Date during the Term, provided, that on each such vesting date Mr. Zemetra is employed by the Company and subject to the other provisions of his employment agreement. 156,250 of the Zemetra RSUs (the “First RSUs Tranche”) shall vest on June 30, 2019 (the “Initial Vesting Date”) and the remainder of 93,750 of the Zemetra RSUs (the “Second RSUs Tranche”) shall vest upon each of the first three quarterly anniversaries of the Initial Vesting Date with the last third vesting date being the two-year anniversary of the Effective Date (each, a “Subsequent Vesting Date”, subject to Mr. Zemetra’s continued employment with the Company through the applicable vesting date. Each vested Zemetra RSU shall be settled by delivery to Mr. Zemetra of one share of the Company’s common stock on the first to occur of: (i) the date of a Change of Control, (ii) the date that is ten business days following the expiration of the Lock-up Period (as defined below), (iii) the date of Mr. Zemetra’s death, provided such event occurs after the expiration of the Lock-up Period, and (iv) the date of Mr. Zemetra’s Disability (as defined in the Employment Agreement), provided such event occurs after the expiration of the Lock-up Period (in any case, the “Settlement Date”). In the event of a “Change of Control” (as defined in Mr. Zemetra’s employment agreement) any unvested portion of the Zemetra Options and the Zemetra RSUs shall vest immediately prior to such event. Each Zemetra RSU grant will be evidenced by an award agreement that shall specify such other terms and conditions as the Board, in its sole discretion, will determine in accordance with the terms and conditions of the 2016 Plan, including all terms, conditions and restrictions related to the grant and the form of payout, which, subject to the 2016 Plan, may be left to the discretion of the Board. “Lock-up Period” means (i) with respect to the First RSUs Tranche, the period ended on December 1, 2019, and (ii) with respect to the Second RSUs Tranche, the period ending on the earlier of: (x) one year after the Subsequent Vesting Date applicable to the Second RSUs Tranche, or (y) the second anniversary of the Effective Date. During the Lock-up Period, Mr. Zemetra agreed not to dispose or transfer any shares of the Company’s common stock underlying the Zemetra Options and Zemetra RSUs, if any, subject to certain standard exceptions.

If Mr. Zemetra’s employment is terminated by the Company without “Cause” or by Mr. Zemetra for “Good Reason” (each as defined in his employment agreement, subject to the Company’s right to cure), he will be entitled to termination benefits, pursuant to which (i) the Company will be obligated to pay Mr. Zemetra certain accrued obligations, any unpaid Prior Year Bonus and any Pro Rata Bonus (each as defined in his employment agreement); and (ii) if such termination occurs after the first six months from the Effective Date, (x) the Company will be obligated to continue to pay Mr. Zemetra his base salary and Pro Rata Bonus for a period from the termination date through the lesser of 6 months or the period through and inclusive of the last day of the Term, (y) 50% of the unvested Zemetra Options and other equity awards (other than RSUs) shall automatically accelerate and become vested and exercisable for a period of 6 months from the termination date or the date the award first becomes vested and exercisable, but in all events no later than the applicable term for each such award; and (z) (A) 1/8th of the RSUs shall automatically vest upon each quarterly anniversary of the Effective Date occurring during the period from the Effective Date through the termination date, and (B) 50% of the remaining unvested RSUs shall automatically and immediately become vested, as of the termination date, and such vested RSUs shall be settled as set forth in his employment agreement, and all restrictions on such equity awards shall automatically and immediately lapse. Mr. Zemetra’s employment agreement contains covenants for the benefit of the Company relating to non-interference with the Company’s business after termination of employment and protection of the Company’s confidential information, certain customary representations and warranties and standard Company indemnification obligations.

Employment Agreement with Michael Bebel

On February 6, 2019 and effective as of January 29, 2019 (the “Effective Date”), Michael Bebel was promoted to the role of the Senior Executive Vice President of our Company (previously our Executive Vice President of Corporate Development and Rights Management). In connection with such promotion, we entered into an employment agreement with Mr. Bebel, dated as of the Effective Date, for a term of three years at an annual salary of $275,000, which salary could be increased to $325,000 as provided in his employment agreement. We also agreed to reimburse Mr. Bebel for his relocation expenses in an amount not to exceed $35,000, as well as to pay him an additional amount to compensate him for tax payments due on such amount, such that the net after-tax proceeds to him of the reimbursement of his relocation expenses and such relocation tax gross-up equal to the amount of his reimbursable expenses. Subsequently, Mr. Bebel agreed to defer the increase of his salary, as well as the payment of his relocation expenses (and any reimbursement of taxes due on such amount) until a future date upon which the Salary Increase Event financing condition is satisfied (as set forth in his employment agreement). Mr. Bebel is eligible to earn an annual fiscal year cash performance bonus for each whole or partial fiscal year of his employment period with our Company in accordance with our annual bonus plan applicable to our senior executives. Mr. Bebel’s “target” performance bonus shall be 100% of his average annualized base salary during the fiscal year for which the performance bonus is earned. Pursuant to his employment agreement, Mr. Bebel was granted 500,000 restricted stock units of the Company (the “Bebel RSUs”) under the 2016 Plan. 83,105 of the Bebel RSUs shall vest on the later of (i) July 28, 2019 and (ii) the earlier of (x) the expiration of any “lock up” agreement in respect of shares of our capital stock to which Mr. Bebel is subject and (y) June 30, 2019, and the remainder of 416,895 of the Bebel RSUs shall vest in ten equal instalments every three months thereafter with the last vesting date being the three-year anniversary of the Effective Date, subject to Mr. Bebel’s continued employment with our Company through the applicable vesting date. Each vested Bebel RSU shall be settled by delivery to Mr. Bebel of one share of our common stock as soon as practicable after the applicable vesting. In the event of a “Change of Control” (as defined in his employment agreement) any unvested portion of the Bebel RSUs shall vest immediately prior to such event. Each Bebel RSU grant will be evidenced by an award agreement that will comply with the provisions of his employment agreement applicable to the Bebel RSUs.

If Mr. Bebel’s employment is terminated by us “Without Cause” or by Mr. Bebel for “Good Reason” (each as defined in his employment agreement, subject to our right to cure), he will be entitled to termination benefits, consisting of (i) payment to Mr. Bebel of his certain accrued obligations, any unpaid Prior Year Bonus and any Pro Rata Bonus (each as defined in his employment agreement); (ii) payment of his then annual base salary and his and his dependents continued participation in all of our medical benefit plans for a period from the termination date through the lesser of 12 months or the period through and inclusive of the last day of the term of his employment agreement, and (iii) immediate vesting and exercisability of 100% of his unvested Bebel RSUs and any other equity awards, with such awards to remain exercisable for a period of six months from the termination date or the date the award first becomes vested and exercisable, but in all events no later than the applicable term for each such award, and with all restrictions on such RSUs and equity awards to automatically and immediately lapse. If Mr. Bebel’s employment is terminated as a result of his death or Disability (as defined in his employment agreement, subject to our right to cure), he will be entitled to termination benefits, consisting of (i) payment to Mr. Bebel of his certain accrued obligations, any unpaid Prior Year Bonus and any Pro Rata Bonus (each as defined in his employment agreement); and (ii) immediate vesting and exercisability of such number of his unvested Bebel RSUs and any other equity awards that would have vested in the 12-month period following the termination date had Mr. Bebel’s employment with us continued, with such awards to remain exercisable for a period of 12 months from the termination date or the date the award first becomes vested and exercisable, but in all events no later than the applicable term for each such award, and with all restrictions on such vested Bebel RSUs and equity awards to automatically and immediately lapse. Mr. Bebel’s employment agreement also contains covenants for the benefit of our Company relating to non-interference with our business after termination of employment and protection of our confidential information, certain customary representations and warranties and standard indemnification obligations by our Company.

Narrative Disclosure of Compensation Policies and Practices as They Relate to the Company’s Risk Management

We believe that our compensation policies and practices for all employees and other individual service providers, including executive officers, do not create risks that are reasonably likely to have a material adverse effect on us.

2016 Equity Incentive Plan

On August 29, 2016, our board of directors and stockholders approved our 2016 Equity Incentive Plan (as amended, the “2016 Plan”). On September 20, 2018, our board of directors approved Amendment No. 1 to the 2016 Plan, which was approved by our shareholders on November 29, 2018, to increase the number of shares of common stock authorized for issuance under the 2016 Plan by 5,000,000 shares to 12,600,000, and make a few additional changes which were not considered material. Such increase became effective on February 11, 2019. As of March 31, 2019, 4,981,668 stock options to purchase shares of our common stock, 408,433 shares of our common stock and 1,377,391 restricted stock units have been issued and outstanding under the 2016 Plan. As described below, incentive awards authorized under the 2016 Plan include, but are not limited to, incentive stock options within the meaning of Section 422 of the Code. If an incentive award granted under the 2016 Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to us in connection with the exercise of an incentive award, the shares subject to such award and the surrendered shares will become available for further awards under the 2016 Plan.

Administration — The compensation committee of our board of directors, or our board of directors in the absence of such a committee, will administer the 2016 Plan. Subject to the terms of the 2016 Plan, the compensation committee or our board of directors has complete authority and discretion to determine the terms upon which awards may be granted under the 2016 Plan.

Grants — The 2016 Plan authorizes the grant to participants of nonqualified stock options, incentive stock options, restricted stock awards, restricted stock units, performance grants intended to comply with Section 162(m) of the Code and stock appreciation rights (“SARs”), as described below:

•        Options granted under the 2016 Plan entitle the grantee, upon exercise, to purchase up to a specified number of shares from us at a specified exercise price per share. The exercise price for shares of common stock covered by an option generally cannot be less than the fair market value of common stock on the date of grant unless agreed to otherwise at the time of the grant. In addition, in the case of an incentive stock option granted to an employee who, at the time the incentive stock option is granted, owns stock representing more than 10% of the voting power of all classes of stock of our Company or any parent or subsidiary, the per share exercise price will be no less than 110% of the fair market value of our common stock on the date of grant.

•        Restricted stock awards and restricted stock units may be awarded on terms and conditions established by the compensation committee or our board of directors, which may include performance conditions for restricted stock awards and the lapse of restrictions on the achievement of one or more performance goals for restricted stock units.

•        The compensation committee or our board of directors may make performance grants, each of which will contain performance goals for the award, including the performance criteria, the target and maximum amounts payable, and other terms and conditions.

•        The 2016 Plan authorizes the granting of stock awards. The compensation committee or our board of directors will establish the number of shares of our common stock to be awarded (subject to the aggregate limit established under the 2016 Plan upon the number of shares of our common stock that may be awarded or sold under the 2016 Plan) and the terms applicable to each award, including performance restrictions.

•        SARs entitle the participant to receive a distribution in an amount not to exceed the number of shares of our common stock subject to the portion of the SAR exercised multiplied by the difference between the market price of a share of our common stock on the date of exercise of the SAR and the market price of a share of our common stock on the date of grant of the SAR.

Non-Transferability of Awards — Unless our compensation committee provides otherwise, the 2016 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Certain Adjustments — In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2016 Plan, the compensation committee will adjust the number and class of shares that may be delivered under the 2016 Plan and/or the number, class and price of shares covered by each outstanding award, and the numerical share limits set forth in the 2016 Plan.

Dissolution, Liquidation — The 2016 Plan provides that in the event of a proposed dissolution or liquidation of our Company, to the extent it has not been previously exercised, an award will terminate immediately prior to the consummation of such proposed action.

Merger, Change of Control — The 2016 Plan provides that in the event of a merger or a change of control, as defined under the 2016 Plan, each outstanding award will be treated as the compensation committee determines, including, without limitation, that each award will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation.

Duration, Amendment, and Termination — Our board of directors has the power to amend, suspend or terminate the 2016 Plan without stockholder approval or ratification at any time or from time to time. No change may be made that increases the total number of shares of our common stock reserved for issuance pursuant to incentive awards or reduces the minimum exercise price for options or exchange of options for other incentive awards, unless such change is authorized by our stockholders within one year of such change. Unless sooner terminated, the 2016 Plan would terminate ten years after it was adopted.

Equity Compensation Plan Information

The following table reflects the number of shares of our common stock issuable upon the exercise of awards granted under our equity compensation plans approved and not approved by shareholders and the weighted average exercise price for such awards as of March 31, 2019.

Name of Plan	Number of shares of common stock to be issued upon exercise of outstanding options, warrants and rights	Weighted- Average Exercise Price of Outstanding Options ($)	Number of shares remaining available for issuance under equity compensations plans (excluding the shares reflected in column(1)
Equity compensation plans approved by security holders(1)	4,981,668	$3.95	5,832,508
Equity compensation plans not approved by security holders	—	—	—
Total	4,981,668	3.95	5,832,508

____________

(1) Represents securities issued under our 2016 Plan.

On August 29, 2016, our board of directors approved and adopted and our shareholders approved the 2016 Plan. The 2016 Plan provides for the grant of incentive stock options, qualified stock options, restricted stock awards, restricted stock units, stock appreciation rights, and performance shares or units and cash awards. On September 20, 2018, our board of directors approved Amendment No. 1 to the 2016 Plan, which was approved by our shareholders on November 29, 2018, to increase the number of shares of common stock authorized for issuance under the 2016 Plan by 5 million shares to 12,600,000, and make a few additional changes which were not considered material. Such increase became effective on February 11, 2019.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since April 1, 2018 to which we have been a party, in which the amount involved in the transaction exceeded $120,000 (which was less than 1% of the average of our total assets at year-end for our last two completed fiscal years), and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described in this Proxy Statement below under the section captioned “Executive Compensation.”

Amounts Due to Related Parties

Notes Issued to Related Parties and Related Warrants Exercise

As of March 31, 2019 and 2018, we had the following outstanding notes payable to Trinad Capital, a fund wholly owned by Mr. Ellin, our Chief Executive Officer, Chairman, director and principal stockholder, for both short- and long-term working capital requirements:

	March 31, 2019	March 31, 2018
First Senior Note	$—	$—
Second Senior Note	—	—
7.5% Unsecured Convertible Note	$4,481,077	$3,948,000
Total	$4,481,077	$3,948,000

7.5% Unsecured Convertible Notes — Trinad Capital Master Fund — On February 21, 2017, we issued a 6% unsecured convertible note payable to Trinad Capital to convert aggregate principal and interest of $3,581,077 under the First and Second Senior Notes with Trinad Capital. This convertible note is due on May 31, 2019. Before its maturity, the noteholder shall in its sole discretion have the option to convert all outstanding principal and interest into shares of the Company’s common stock at a conversion price per share based upon our then current valuation, as determined by our board of directors. Additionally, if the Company raises a minimum of $5,000,000 (excluding the amount converting pursuant to the note) of aggregate gross proceeds from an equity financing in one or more closings prior to the maturity date, the noteholder will have the right to convert all outstanding note principal and interest into the same equity securities issued in such equity financing at 75% of the issuance price of the securities issued in such financing. In addition, Trinad Capital received 596,846 warrants to purchase shares of the Company’s common stock at an exercise price of $0.03 per share. The warrants were exercised on February 28, 2017. On December 27, 2017, we completed the Public Offering and the conversion price for all notes issued to Trinad Capital became fixed at $3.00 per share.

On October 27, 2017, we issued 6% unsecured convertible notes payable to Trinad Capital for a total principal amount of $650,000. These notes were originally due September 30, 2018. Before their maturity, the noteholder in its sole discretion has the option to convert all outstanding principal and interest into our common stock at a conversion price per share based upon our current valuation, as determined by the board of directors. If we raise a minimum of $5,000,000 (excluding the amount converting pursuant to the note) of aggregate gross proceeds from an equity financing in one or more closings prior to the maturity date, the noteholder will have the right to convert all outstanding note principal and interest into the same equity securities issued in such equity financing at 75% of the issuance price of the securities issued in such financing. In addition, the noteholder received 325,000 warrants to purchase shares of our common stock at an exercise price of $0.01 per share. The warrants were exercised as of November 16, 2017. On December 27, 2017, we completed the Public Offering and the conversion price for all notes issued to Trinad Capital became fixed at $3.00 per share.

On December 5, 2017 and December 7, 2017, we issued 6% unsecured convertible notes payable to Trinad Capital for a total principal amount of $200,000. These notes will be due May 31, 2019. Before their maturity, the noteholder in its sole discretion has the option to convert all outstanding principal and interest into our common stock at a conversion price per share based upon our current valuation, as determined by the board of directors. If we raise a minimum of $5,000,000 (excluding the amount converting pursuant to the note) of aggregate gross proceeds from an equity financing in one or more closings prior to the maturity date, the noteholder will have the right to convert all outstanding note principal and interest into the same equity securities issued in such equity financing at 75% of the issuance price of the securities issued in such financing. In addition, the noteholder received 100,000 warrants to purchase shares of our common stock at an exercise price of $0.01 per share. The warrants were exercised as of December 13, 2017. On December 27, 2017, we completed the Public Offering and the conversion price for all notes issued to Trinad Capital became fixed at $3.00 per share.

On March 30, 2018, we entered into an Amendment of Notes Agreement with Trinad Capital pursuant to which the maturity dates of all of our 6% notes issued to Trinad Capital were extended to May 31, 2019. In consideration of the maturity date extension, the interest rate payable under the notes was increased from 6.0% to 7.5% beginning on April 1, 2018, and the immediate payment of $0.3 million, representing the aggregate amount of accrued interest due under the notes issued to Trinad Capital as of March 31, 2018. On March 31, 2019, we entered into a subsequent Amendment of Notes Agreement with Trinad Capital pursuant to which the maturity dates of all of our 7.5% notes issued to Trinad Capital were extended to May 31, 2021.

In addition, we had the following outstanding notes payable to other related parties:

Convertible Note — Marvin Ellin — On January 4, 2017, we issued a 6% unsecured convertible note payable to Marvin Ellin, the father of Robert Ellin, our Chairman (formerly with the title Executive Chairman), Chief Executive Officer (formerly with the title President), director and principal stockholder, in the principal amount of $50,000. This note was due on September 13, 2018. If we raised a minimum of $5,000,000 (excluding the amount converting pursuant to the note) of aggregate gross proceeds from an equity financing in one or more closings prior to the maturity date, the noteholder had the right to convert all outstanding note principal and interest into the same equity securities issued in such equity financing at 75% of the issuance price of the securities issued in such financing. The noteholder had in his sole discretion the option to convert all outstanding principal and interest into shares of our common stock at a conversion price per share based upon our then current valuation, as determined by our board of directors, before the maturity date. In addition, the noteholder received 8,333 warrants to purchase shares of our common stock at an exercise price of $0.03 per share. On December 27, 2017, we completed the Public Offering and the conversion price became fixed at $3.00 per share. On March 12, 2018, the noteholder converted the note in full and received 17,850 shares and 3,570 three-year warrants, with an exercise price of $4.00 per share.

Convertible Note — Marvin Ellin — On June 29, 2017, we issued a 6% unsecured convertible note payable to Marvin Ellin in the principal amount of $50,000. This note was due on June 28, 2018. If we raised a minimum of $5,000,000 (excluding the amount converting pursuant to the note) of aggregate gross proceeds from an equity financing in one or more closings prior to the maturity date, the noteholder had the right to convert all outstanding note principal and interest into the same equity securities issued in such equity financing at 75% of the issuance price of the securities issued in such financing. The noteholder had in his sole discretion the option to convert all outstanding principal and interest into our common stock at a conversion price per share based upon our then current valuation, as determined by our board of directors, before the maturity date. In addition, the noteholder received 8,333 warrants to purchase shares of our common stock at an exercise price of $0.03 per share. On December 27, 2017, we completed the Public Offering and the conversion price became fixed at $3.00 per share. On March 12, 2018, the noteholder converted the note in full and received 17,368 shares and 3,474 three-year warrants, with an exercise price of $4.00 per share.

Employment Arrangements

The relationships and related party transactions described herein are in addition to any employment arrangements with our executive officers and directors, which are described in this Proxy Statement below under “Executive Compensation — Named Executive Officer Employment Agreements.”

Recent Employment Agreements and Amendments

Employment Agreement with Jerome N. Gold (Chief Strategy Officer and EVP) — In April 2018, we entered into Amendment No. 2 to the amended and restated employment agreement with Mr. Gold, as amended. Pursuant to the amendment, (i) Mr. Gold continued to receive an annual salary of $300,000 from December 27, 2017 until April 30, 2018, and from and after May 1, 2018, shall receive an annual salary of $180,000, and (ii) Mr. Gold was granted 250,000 restricted stock units (the “Gold RSUs”). The Gold RSUs were granted pursuant to the 2016 Plan. 50% of the Gold RSUs shall vest on June 30, 2019 and the remaining 50% of the RSUs shall vest on June 30, 2020, subject to Mr. Gold’s continued employment with our Company through the applicable vesting date; provided, that in the event of a “Change of Control” (as defined in the amendment) any unvested portion of the RSUs shall vest immediately prior to such event. Each vested Gold RSU shall be settled by delivery to Mr. Gold of one share of our common stock on the first to occur of: (i) the date of a Change of Control, (ii) the date that is ten business days after

June 30, 2019 (the period until June 30, 2019, the “Lock-up Period”), (iii) the date of Mr. Gold’s death, provided such event occurs after the expiration of the Lock-up Period, and (iv) the date of Mr. Gold’s Disability (as defined in his Employment Agreement), provided such event occurs after the expiration of the Lock-up Period. In the event of a “Change of Control” any unvested portion of Gold RSUs shall vest immediately prior to such event. Each Gold RSU grant will be evidenced by an award agreement that shall specify such other terms and conditions as the Board, in its sole discretion, will determine in accordance with the terms and conditions of the 2016 Plan, including all terms, conditions and restrictions related to the grant and the form of payout, which, subject to the 2016 Plan, may be left to the discretion of the Board.

Employment Agreement with Dermot McCormack (President) — In July 2019, we entered into an employment agreement with Mr. McCormack for a term of three years at an annual salary of $500,000. Mr. McCormack is also eligible to earn an annual fiscal year cash performance bonus for each whole or partial fiscal year of his employment period with the Company in accordance with the Company’s annual bonus plan applicable to the Company’s senior executive. Mr. McCormack’s “target” performance bonus shall be 100% of his average annualized base salary during the fiscal year for which the performance bonus is earned. Mr. McCormack was also granted 1,000,000 restricted stock units (the “RSUs”). The RSUs were granted pursuant to the Company’s 2016 Equity Incentive Plan (the “2016 Plan”). The RSUs shall one-time cliff vest on the third anniversary of the Effective Date, subject to Mr. McCormack’s continued employment with the Company through the vesting date. Each vested RSU shall be settled by delivery to Mr. McCormack of one share of the Company’s common stock on the first to occur of: (i) the date of a Change of Control, (ii) the date that is ten days following the vesting of the RSUs, and (iii) the date of Mr. McCormack’s death or Disability (as defined in the Employment Agreement) (in any case, the “Settlement Date”). In the event of a “Change of Control” (as defined in the Employment Agreement) any unvested portion of the RSUs shall vest immediately prior to such event. The RSUs grant was evidenced by an award agreement that specifies such other terms and conditions in accordance with the 2016 Plan, subject to the terms of the Employment Agreement.

If Mr. McCormack’s employment is terminated by the Company “Without Cause” or by Mr. McCormack for “Good Reason” (each as defined in the Employment Agreement, subject to the Company’s right to cure), he will be entitled to termination benefits, pursuant to which (i) the Company will be obligated to pay Mr. McCormack certain accrued obligations and any unpaid Prior Year Bonus; (ii) if such termination occurs after the first three months from the Effective Date, (x) the Company will be obligated to continue to pay Mr. McCormack his base salary, medical benefits and any Pro Rata Bonus (as defined in the Employment Agreement) for a period of six months from the termination date, and (y) 50% of the RSUs and any unvested equity awards shall automatically accelerate and become vested as of the termination date and exercisable for a period of 12 months from the termination date or the date the award first becomes vested and exercisable, but in all events no later than the applicable term for each such award, and date; and (iii) if such termination occurs after the first six months from the Effective Date, (x) the Company will be obligated to continue to pay Mr. McCormack his base salary, medical benefits and any Pro Rata Bonus for a period of 12 months from the termination date, and (y) 100% of the RSUs and any unvested equity awards shall automatically accelerate and become vested as of the termination date and exercisable for a period of 12 months from the termination date or the date the award first becomes vested and exercisable, but in all events no later than the applicable term for each such award, and date. Any such RSUs that vest as a result of such accelerated vesting shall be settled as set forth in the Employment Agreement, and all restrictions on such equity awards and vested RSUs shall automatically and immediately lapse (other than the Lock-Up Period and Daily Trading Limit as discussed below). The Employment Agreement contains covenants for the benefit of the Company relating to non-interference with the Company’s business after termination of employment and protection of the Company’s confidential information, certain customary representations and warranties and standard Company indemnification obligations.

If Mr. McCormack receives any RSUs as a result of their accelerated vesting in the event of his death, Disability or his termination without “Cause” or for “Good Reason”, Mr. McCormack agreed to a lock-up period of 12 months from the applicable vesting date (the “Lock-Up Period”). During the Lock-up Period, Mr. McCormack agreed not to dispose or transfer any shares of the Company’s common stock received pursuant to his Employment Agreement, subject to certain standard exceptions. Subsequent to the expiration of the Lock-Up Period, for a period of one year, Mr. McCormack shall not have the right to sell on each trading day more than 10,000 shares of the Company’s common stock, as adjusted for any stock dividend, stock split or other reclassification affecting the Company’s equity securities occurring after the Effective Date (the “Daily Trading Limit”); provided, that (x) the Daily Trading Limit shall not apply to the Company’s equity securities obtained by Mr. McCormack in open market transactions and (y) such obligations with regard to the Daily Trading Limit shall terminate upon a Change of Control. If, after the Effective Date, any “C” level executive of the Company, who is a party to or who enters into an employment agreement with the Company, shall be afforded a more favorable provision (or provisions) with such terms not already included in such employment agreement as of the Effective Date with regard to the restrictions on the transfer of such executive’s shares during the Lock-Up Period (including without limitation as to the duration of, and termination of, the Lock-Up Period, and as to the Daily Trading Limit), the provisions of the Employment Agreement applicable to such restrictions shall be deemed to be automatically amended to provide for such more favorable provision(s).

Indemnification Agreements

Our Bylaws provide that none of our officers or directors shall be personally liable for any obligations of our Company or for any duties or obligations arising out of any acts or conduct of said officer or director performed for or on behalf of our Company, including without limitation, acts of negligence or contributory negligence. In addition, our Bylaws provide that we shall indemnify and hold harmless each person and their heirs and administrators who shall serve at any time hereafter as a director or officer of our Company from and against any and all claims, judgments and liabilities to which such persons shall become subject by reason of their having heretofore or hereafter been a director or officer of our Company, or by reason of any action alleged to have heretofore or hereafter taken or omitted to have been taken by him or her as such director or officer, and that we shall reimburse each such person for all legal and other expenses reasonably incurred by him or her in connection with any such claim, judgment or liability, including our power to defend such persons from all suits or claims as provided for under the provisions of the Delaware General Corporation Law; provided, however, that no such persons shall be indemnified against, or be reimbursed for, any expense incurred in connection with any claim or liability arising out of his (or her) own willful misconduct. In addition, we intend to enter into indemnification agreements with our directors and officers and some of our executives may have certain indemnification rights arising under their employment agreements with us. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

The limitation of liability and indemnification provisions in our Bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Policies and Procedures for Transactions with Related Persons

We intend to adopt a written related-person transactions policy that will set forth our policies and procedures regarding the identification, review, consideration and oversight of “related-person transactions.” For purposes of this policy only, a “related-person transaction” shall be a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount that exceeds $120,000.

We are in the process of adopting a written Related-Person Transactions Policy that will set forth our policies and procedures regarding the identification, review, consideration and oversight of “related-person transactions.” Our Audit Committee is charged with the responsibility of reviewing, approving and overseeing all related-person transactions, as defined in the SEC regulations. This responsibility will be set forth, in part, in our Related-Person Transactions Policy and is set forth in the Audit Committee Charter.

Generally, the policy will cover any transaction in which we were or will be a participant, the amount involved exceeds $120,000 and any “related person” had, or will have, a direct or indirect material interest in the transaction. “Related person” includes, generally, any of our Company’s (i) directors or executive officers, (ii) nominees for director, (iii) stockholders who beneficially own more than 5% of any class of our voting securities and (iv) family members of any of the persons set forth in (i) through (iii) above.

OTHER INFORMATION

Deadline for Submission of Stockholder Proposals and Nomination of Directors for Next Year’s Annual Meeting

Stockholder Proposals for the 2020 Annual Meeting

You may submit proposals for consideration at future stockholder meetings. For a stockholder proposal to be considered for inclusion in our proxy materials for our 2020 Annual Meeting of Stockholders, the proposal must (i) be delivered to us on or before 30 or more days before we begin to print and send our proxy materials for our 2020 Annual Meeting of Stockholders and (ii) comply with all applicable SEC rules and regulations, including Rule 14a-8 of the Exchange Act. Since our 2019 Annual Meeting of Stockholders will be held more than 30 days before the anniversary date of our 2018 Annual Meeting of Stockholders, we believe such deadline provides our stockholders a reasonable time to submit proposals for consideration at our 2020 Annual Meeting of Stockholders. We will include the specific deadline in one of our future Quarterly Reports on Form 10-Q. Any proposals not received by this deadline will be untimely and not included in our 2020 proxy materials.

Alternatively, under our Bylaws, since our 2019 Annual Meeting of Stockholders will be held more than 30 days before the anniversary date of our 2018 Annual Meeting of Stockholders, a stockholder may bring a proposal before our 2020 Annual Meeting of Stockholders, without including the proposal in our proxy materials, if (i) the stockholder provides us notice of the proposal no earlier than the 120th day prior to our 2020 Annual Meeting of Stockholders and not later than the 90th day prior to our 2020 Annual Meeting of Stockholders or, if later, the tenth day following the day on which public disclosure of the date of our 2020 Annual Meeting of Stockholders is first made and (ii) the proposal concerns a matter that may be properly considered and acted upon at the annual meeting in accordance with our Bylaws and corporate governance policies. Any such proposal not received by this deadline will be untimely and not considered at our 2020 Annual Meeting of Stockholders. Stockholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals. Our bylaws are publicly available in the “SEC Filings” section of our investor relations/corporate governance website at http://ir.livexlive.com/ir-home.

Proposals should be addressed to:

LiveXLive Media, Inc.

269 South Beverly Drive, Suite #1450

Beverly Hills, CA 90212

Attention: Office Manager

Nomination of Directors for the 2020 Annual Meeting

You may propose a director nominee for consideration at the next annual meeting of our stockholders by complying with our Bylaws, which provide for a notice that must (i) be delivered to us at our principal executive offices set forth immediately above no earlier than the 120th day prior to our 2020 Annual Meeting of Stockholders and not later than the 90th day prior to our 2020 Annual Meeting of Stockholders or, if later, the tenth day following the day on which public disclosure of the date of our 2020 Annual Meeting of Stockholders is first made, (ii) provide all information relating to the director nominee that is required to be disclosed in a solicitation of proxies for the election of directors in an election contest, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and (iii) provide the director nominee’s written consent to serve as a director if elected. Stockholders are advised to review our Bylaws with respect to director nominations. These documents are publicly available in the “SEC Filings” section of our investor relations/corporate governance website at http://ir.livexlive.com/ir-home.

Participants in the Solicitation

Under applicable regulations of the SEC, directors and certain officers of our Company may be deemed to be “participants” in the solicitation of proxies by our board of directors in connection with the Annual Meeting.

Expenses of Solicitation

All costs of solicitations of proxies will be borne by us. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy, e-mail, personal interviews, and other means. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their out-of-pocket expenses in connection therewith.

Other Matters

Other than as set forth above, the board of directors is not aware of any other business that may be brought before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the designated proxy holders, Mr. Ellin and Mr. Zemetra, to vote on such matters in accordance with their best judgment.

YOUR VOTE IS IMPORTANT. Accordingly, you are urged to sign and return the accompanying proxy card or voting instruction card, as the case may be, whether or not you plan to attend the Annual Meeting.

Annual Report on Form 10-K

An electronic copy of our Annual Report on Form 10-K for the year ended March 31, 2019, as filed with the SEC on June 24, 2019, is available free of charge in the “SEC Filings” section of our investor relations/corporate governance website at http://ir.livexlive.com/ir-home. A paper copy of the Annual Report may be obtained upon written request to: LiveXLive Media, Inc., 269 South Beverly Drive, Suite #1450, Beverly Hills, CA 90212, attention: Office Manager. Exhibits will be provided upon written request and payment of an appropriate processing fee.

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries, such as brokers, banks and other nominees, to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of proxy materials, other than the proxy card, to those stockholders. This process is commonly referred to as “householding.” Your nominee may engage in householding. Through householding, beneficial owners who have the same address and last name will receive only one copy of the proxy materials unless one or more of these owners notifies us or their nominee that they wish to continue receiving individual copies. Beneficial owners who participate in householding will receive separate proxy cards. This procedure will reduce printing costs and postage fees.

To commence or discontinue householding, please notify your broker, bank or other nominee. Alternatively, you may direct such requests in writing to LiveXLive Media, Inc., 269 South Beverly Drive, Suite #1450, Beverly Hills, CA 90212, Attention: Office Manager, or by phone at (310) 601-2500. Individual copies of the proxy materials also may be requested at any time at this same address and telephone number.

By Order of the Board of Directors,
/s/ Robert S. Ellin
Robert S. Ellin
Chairman and Chief Executive Officer
Beverly Hills, California
July 26, 2019

VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy and log-on using the below control number. Voting will be open until 11:59 p.m. (EDT) on September 11, 2019.

CONTROL #

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

VOTE BY MAIL

Mark, sign and date your consent and return it in the envelope we have provided to 18 Lafayette Place, Woodmere, NY 11598.

VOTE IN PERSON

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

2019 Annual Meeting of Stockholders - LiveXLive Media, Inc.

▼ DETACH CARD HERE TO VOTE BY MAIL ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" PROPOSAL 2.

(1) Election of Directors:

☐ **FOR ALL NOMINEES LISTED BELOW** ☐ **WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW**

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Robert S. Ellin	02 Jay Krigsman	03 Craig Foster	04 Tim Spengler
05 Jerome N. Gold	06 Ramin Arani	07 Patrick Wachsberger	08 Kenneth Solomon

☐ FOR ☐ AGAINST ☐ ABSTAIN

Date ______________________ **Signature** __________________________________ **Signature, if held jointly** __________________________________

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT9999 90.00

LIVEXLIVE MEDIA, INC.

2019 Annual Meeting of Stockholders

September 12, 2019

The Company's Notice of Annual Meeting of Stockholders and Proxy Statement, form of Proxy Card and 2019 Annual Report are available electronically at

https://xbrlfinancialwidget.com/default.aspx?CIKNum=1491419&view=All

LIVEXLIVE MEDIA, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Robert S. Ellin and Michael Zemetra, or any of them, each with full power of substitution, as proxy to represent and vote all shares of common stock, of LiveXLive Media, Inc. (the "Company") beginning on July 24, 2019 in connection with the solicitation of proxies by the Company's Board of Directors (the "Board of Directors") to be used at the Company's 2019 Annual Meeting of Stockholders (the "Annual Meeting") to be held on September 12, 2019 at 10:00 A.M. (Pacific Daylight Time) and at any postponement of adjournment thereof. The Annual Meeting will be held at Kimpton La Peer Hotel, 627 N La Peer Dr, West Hollywood, CA 90069.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted **FOR** the election of all Company director nominees, **FOR** the ratification of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2020, and, in the case of other matters that legally come before the meeting, as said proxy(ies) may deem advisable.

Please check here if you plan to attend the Annual Meeting of Stockholders on September 12, 2019 at 10:00 a.m. (PDT). ☐

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)